                                                             EXECUTION DOCUMENT






















                                        LEASE


                                  B.J.W. ASSOCIATES


                                          TO


                          LOUIS HARRIS AND ASSOCIATES, INC.


                                   111 FIFTH AVENUE
                                  NEW YORK, NEW YORK

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                                  TABLE OF CONTENTS


LEASE

Article                                                                  Page
1.   Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
2.   Occupancy . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
3.   Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
4.   Repairs . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
5.   Window Cleaning . . . . . . . . . . . . . . . . . . . . . . . . .    i
6.   Requirements of Law, Fire Insurance, Floor Loads. . . . . . . . .    i
7.   Subordination . . . . . . . . . . . . . . . . . . . . . . . . . .   ii
8.   Property-Loss, Damage, Reimbursement, Indemnity . . . . . . . . .   ii
9.   Destruction, Fire and Other Casualty. . . . . . . . . . . . . . .   ii
10.  Eminent Domain. . . . . . . . . . . . . . . . . . . . . . . . . .   ii
11.  Assignment, Mortgage, Etc.. . . . . . . . . . . . . . . . . . . .   ii
12.  Electric Current. . . . . . . . . . . . . . . . . . . . . . . . .   ii
13.  Access to Premises. . . . . . . . . . . . . . . . . . . . . . . .   ii
14.  Vault, Vault Space, Area. . . . . . . . . . . . . . . . . . . . .  iii
15.  Occupancy . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
16.  Bankruptcy. . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
17.  Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
18.  Remedies of Landlord and Waiver of Redemption . . . . . . . . . .  iii
19.  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . .  iii
20.  No Representations by Landlord. . . . . . . . . . . . . . . . . .   iv
21.  End of Term . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
22.  Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . . .   iv
23.  Failure to Give Possession. . . . . . . . . . . . . . . . . . . .   iv
24.  No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
25.  Waiver of Trial by Jury . . . . . . . . . . . . . . . . . . . . .   iv
26.  Inability to Perform. . . . . . . . . . . . . . . . . . . . . . .   iv
27.  Bills and Notices . . . . . . . . . . . . . . . . . . . . . . . .   iv
28.  Services Provided by Landlord--Water, Elevators, Heat, Cleaning,
          Air Conditioning . . . . . . . . . . . . . . . . . . . . . .   iv
29.  Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
30.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
31.  Adjacent Excavation-Shoring . . . . . . . . . . . . . . . . . . .    v
32.  Rules and Regulations . . . . . . . . . . . . . . . . . . . . . .    v
33.  Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    v
34.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . .    v

RIDER

Article                                                                  Page

35.  Fixed Rent and Proration of Fixed Rent. . . . . . . . . . . . . .    1
36.  Late Payment Charge . . . . . . . . . . . . . . . . . . . . . . .    2
37.  Rent Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    2
38.  Escalation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
39.  HVAC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
40.  Cleaning/Miscellaneous Services . . . . . . . . . . . . . . . . .   11
41.  Electricity . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
42.  Designated Suppliers. . . . . . . . . . . . . . . . . . . . . . .   13
43.  Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
44.  Subletting and Assignment . . . . . . . . . . . . . . . . . . . .   14
45.  Estoppel Certificate. . . . . . . . . . . . . . . . . . . . . . .   20
46.  Subordination and Attornment. . . . . . . . . . . . . . . . . . .   21
47.  Non-liability and Indemnification . . . . . . . . . . . . . . . .   22
48.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
49.  Repeated Defaults . . . . . . . . . . . . . . . . . . . . . . . .   25
50.  Transfer After Bankruptcy . . . . . . . . . . . . . . . . . . . .   25
51.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
52.  Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
53.  Landlord's Work . . . . . . . . . . . . . . . . . . . . . . . . .   28
54.  Landlord's Contribution . . . . . . . . . . . . . . . . . . . . .   28
55.  Renewal Options . . . . . . . . . . . . . . . . . . . . . . . . .   29

     AGREEMENT OF LEASE, made as of this 9th day of June, 1994, between B.J.W. ASSOCIATES, having an address c/o Winter Management Corp., 641 Lexington Avenue, New York, New York 10022

party of the first part, hereinafter referred to as LANDLORD, and LOUIS HARRIS AND ASSOCIATES, INC., a Delaware corporation, having an address at 630 Fifth Avenue, New York, New York party of the second part, hereinafter referred to as TENANT.


WITNESSETH:    Landlord hereby leases to Tenant and Tenant hereby hires from
Landlord the premises (hereinafter hereby called "premises," "demised premises" or "Premises") consisting of the entire eighth (8th) floor and a portion of the ninth (9th) floor, substantially as cross hatched on the floor plan annexed hereto as Exhibit A and made a part hereof in the Building known as 111 Fifth Avenue, New York, New York (hereinafter called "building," or "Building"), for the term (hereinafter called "term" or "Term") to commence on the Commencement Date (as hereinafter defined), and to end on December 31, 2004 (hereinafter called "Expiration Date") or until such term shall sooner cease and expire as hereinafter provided, both dates inclusive at an annual rental rate as set forth in Article 35 hereof (hereinafter called "Rent" or "Fixed Rent"), together with all other sums of money as shall become due and payable by Tenant under this Lease (hereinafter called "additional rent" or "Additional Rent").

which Tenant agrees to pay in lawful money of the United States(1), in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever(2), except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
     In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with the Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


RENT           1.  Tenant shall pay the rent as above and as hereinafter
provided.

OCCUPANCY      2.  Tenant shall use and occupy demised premises for the
general and executive offices of Tenant commensurate with the character and dignity of the Building and for no other purpose.

ALTERATIONS    3.  Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article.(3) Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premised by using contractors or mechanics first approved by Landlord.(4) All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense.(5) Nothing in this article shall be construed to give Landlord title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expenses, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may(6) require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ____(7) days thereafter, at Tenant's expense, by filing the bond required by law.(8)

REPAIRS        4.  Landlord shall maintain and repair the public portions of the building, both exterior and interior.(9) Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to thedemised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omissions, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees(10) shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor.(11) Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof.(12) The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW
CLEANING       5.  Tenant will not clean, nor require, permit, suffer
or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

REQUIREMENTS   6.  Prior to the commencement of the lease term, if Tenant is
OF LAW, FIRE   then in possession, and at all times thereafter, Tenant, at

INSURANCE
FLOOR LOADS
     Tenant's sole, cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions


                           Footnotes to preprinted page (i)
                                       of Lease

1. by check drawn on a bank or trust company which is a member of the New York Clearinghouse Association.

2.   except as otherwise expressly set forth herein, and

3. which consent shall not be (A) required with respect to painting and decorative changes or to any changes costing less than $50,000, or (B) unreasonably withheld or delayed with respect to any other changes or alterations, provided that, in both instances, such changes do not affect the structure of the Building or Building systems and Tenant shall first notify Landlord of such alteration or changes

4. , which approval shall not be unreasonably withheld or delayed, except with respect to contractors performing work in or to the Building electrical or life safety systems.

5. , it being agreed however that any alterations which are deemed by Landlord to be generally usable by other office tenants may remain upon the expiration or other termination of this Lease. Landlord agrees, upon request made by Tenant at the time Tenant requests approval of any alteration, to identify whether any particular proposed alteration appearing on such plans is deemed to be generally usable in Landlord's judgment so that Tenant would not be required to remove the same. In addition, Landlord hereby agrees that Tenant shall not be required to remove any alterations which comprise Tenant's Work (hereinafter defined) as shown on Tenant's preliminary plans prepared by Paul Segal Associates dated May 18, 1994, and labeled drawings A-1, A-2, A-3, A-10, A-11, and A-12 (the "Plans"), other than to remove the air conditioning duct between the eighth (8th) and ninth (9th) floors and to repair any damage caused thereby and restore the ceiling to its original condition,

6.   reasonably

7.   60

8.   , payment or otherwise

9. including the structural portions of the Building and of the demised premises and the Building plumbing, electrical, heating, ventilating, air conditioning and sprinkler systems. Landlord agrees to repair any damage in the Premises caused by any willful or negligent act or omission of Landlord or Landlord's Agents (hereinafter defined) or arising out of any service performed by Landlord to the Premises. Landlord covenants that it shall maintain and operate the Building as a first class non-institutional office building located in midtown-south Manhattan.

10.  (collectively, "Tenant's Agents")

11. and Tenant shall reimburse Landlord for its actual, reasonable costs therefor.

12. provided, however, that Landlord shall perform any repairs required pursuant to this Article 4 with reasonable diligence under the circumstances and shall use reasonable efforts to minimize interference with Tenant's business, but without the obligation to employ overtime labor.

and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body(1) which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises arising out of Tenant's(2) use or manner of use thereof(3) or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease).(4) Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's(5) satisfaction against all damages, interest, penalties and expenses including, but not limited to reasonable attorney's fees, by cash deposit(6) or by surety bond in an amount and in a company(7) satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other polices of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which he demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy.(8) Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to(9) prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's(10) judgment, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION
      7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

SEE ARTICLE 47 PROPERTY - LOSS,
DAMAGE, REIMBURSEMENT, INDEMNITY
      8. Landlord(11) shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence(12) of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law).(13) Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from it obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may(14) designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance,(15) including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel.(16)

DESTRUCTION, FIRE AND OTHER CASUALTY
      9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premise are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed,(17) shall be apportioned from the day following the casualty according to the part of the premises which is usuable(18), (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided.(19) (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any such events, Landlord may elect to terminate this lease by written notice to Tenant given with 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after giving such notice, and upon the date specified in such notice the term of the lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be(20) returned to Tenant. Unless(21) shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenants occupancy(22), (23)(e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise.
The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such a policy can be obtained without additional premiums Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN
       10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.(24)

ASSIGNMENT, MORTGAGE, ETC.

      11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

SEE ARTICLE 44

ELECTRIC CURRENT

      12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto.

ACCESS TO PREMISES
      13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times,(25) to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directors of governmental authorities.(26) Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same

                         Footnotes to preprinted page (ii)
                                    of Lease

1.   (the "Legal Requirements")

2.   particular

3.   , as opposed to the mere use thereof for the purposes set forth in
     Article 2

4. Landlord shall, at its own expense, comply with or cause compliance with all other Legal Requirements as shall affect the Premises, buy may defer compliance so long as Landlord shall be contesting the validity or applicability thereof by appropriate proceedings, provided the same is done with reasonable promptness and provided such appeal shall not subject Tenant to prosecution or a criminal offense or interfere with the use of the Premises by Tenant for the uses set forth in Article 2 herein. Notwithstanding anything to the contrary in this Article 6, it is specifically understood that Tenant shall in making or as a result of any, alterations or installations to the Premises be responsible for the compliance of all Legal Requirements, including, without limitation, the Americans with Disability Act, New York Local Law No. 58 of 1987, Local Law No. 5 of 1973 and Local Law No. 16 of 1984 or any successor law of like import.

5.   reasonable

6.   , indemnity

7.   reasonably

8. Landlord represents that Tenant's use of the Premises for the uses set forth in Article 2 herein shall not affect an increase in Landlord's insurance rates for the Building.

9.   reasonably

10.  reasonable

11.  , its agents, contractors or employees ("Landlord's Agents")

12.  or willful acts

13. if required by Legal Requirements, insurance requirements, or due to repairs being performed to the Building

14.  reasonably

15.  provided Landlord shall maintain the insurance provided herein,

16.  selected by Tenant or Tenant's insurance carrier.

17. or on such earlier date on which such repairs would have been completed but for delays, (including, without limitation, delays in submitting plans to Landlord for the restoration of its Premises) caused by Tenant

18. and the demised premises are reasonably usable by Tenant for the uses set forth in Article 2.

     To the extent not prevented by any hazardous condition, Tenant's contractors shall have reasonable access to the demised premises following such damage or destruction, to repair any damage to the Premises not required to be repaired by Landlord. Landlord or Tenant, and their respective contractors and mechanics, shall reasonably cooperate to coordinate the performance of their respective repair obligations at the Premises.

19.  and Tenant's right to cancel this Lease as hereinafter provided

20.  promptly

21.  either party

22.  and the Premises are so ready

23. Notwithstanding anything to the contrary set forth herein, if the Premises are totally damaged or rendered wholly unusable by fire or other casualty and Landlord has not theretofore canceled this Lease pursuant to the provisions of this Article 9, Tenant may promptly request the opinion hereinafter described. Within sixty (60) days of receipt of Tenant's request, Landlord shall furnish Tenant with the opinion of an independent architect selected by Landlord and reasonably satisfactory to Tenant, specifying whether the Premises can be substantially restored within one year from the date of such casualty.
     If the architect's opinion states that the Premises cannot be so restored in such one year period, then Tenant shall have the right to terminate this Lease by notice given to Landlord within thirty (30) days of the date of such architect's opinion (time being of the essence), in which case the term of this Lease shall expire on the thirtieth (30th) day after notice of such election is given to Landlord and Tenant shall vacate the Premises and surrender that same to Landlord by such date in accordance with the provisions of this Lease as if such date with the Expiration Date. If Tenant shall not have elected to terminate this Lease as set forth above (or is not otherwise entitled to terminate this Lease pursuant to the provisions hereof), then such damage shall promptly be repaired by and at the expense of Landlord. In addition, if such repair work is not substantially completed within said one year period or such damage or casualty shall occur during the last year of the term hereof, Tenant shall have the right to terminate this Lease by notice given to Landlord within fifteen (15) days following the expiration of such one year period or the casualty, as the case may be, (time being of the essence) in which case the term of this Lease shall expire upon receipt of such notice by Landlord as if such date with the Expiration Date.

24. Notwithstanding the foregoing, Tenant shall have the right to make a separate claim for moving expenses, leasehold improvements installed by Tenant at Tenant's expense and Tenant's personal property, provided that such award shall be made by the condemnation court in addition to and not in reduction of the award made by such court in favor of Landlord and shall hot otherwise impair the ability of Landlord to make its claim.

25.  upon prior reasonable notice

26. Landlord agrees that at any time Landlord is permitted or required hereunder to enter the Premises, Landlord shall use all reasonable efforts to minimize interference with Tenant's business at the Premises in so doing (but without the obligation to employ overtime labor).


constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Landlord shall have the right to enter the demised premises at reasonable hours(1) for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last(2) ____ of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly(3) and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.(4)

VAULT, VAULT SPACE AREA
      14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding.(5) Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax fee or charge of municipal authorities for such vault or area shall be paid by Tenant.(6)

OCCUPANCY
      15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy(7) issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.(8)

BANKRUPTCY
      16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor(9), or
(2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statue. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be relet by the owner for unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and unreasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT
      17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant or if Tenant shall make default with respect to any other lease between Landlord and Tenant; then, any one or more of such events, upon Landlord serving a written said ____ (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ____ (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ____ (10) day period, and if Tenant shall not have diligently commenced curing such default within such
(10) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required(11), then and in any of such events Landlord may without notice(12), re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF LANDLORD AND WAIVE OF REDEMPTION

      18. In case of any such default(13) re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such(14) expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES:
      19. If Tenant shall default(15) in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ____ (16) days of rendition of any bill or statement to tenant therefore, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

                           Footnotes to Rider Page (iii)
                                     of Lease

1.   upon reasonable notice

2.   one year

3.   (in the event of an emergency or where required by law only),

4. provided that in so doing the use of, or access to, the Premises or the Building is not adversely affected thereby, except to a de minimus extent

5.   Landlord represents that the Premises do not include any vault space.

6.   if used by Tenant.

7.   hereafter

8. Landlord represents that, to the best of its knowledge, there are presently no violations of Legal Requirements filed against the Premises. Notwithstanding the foregoing, Landlord agrees to be responsible at its sole cost and expense, and shall use its best efforts, to cure any violations of Legal Requirements against the Premises existing on the Commencement Date. In addition, if there exists any violation of a Legal Requirement against the Building which prohibits Tenant from obtaining required Building Department permits or notices for Tenant's Work (hereinafter defined), the Abatement Period (hereinafter defined) shall be extended by one (1) day for each day Tenant is actually delayed in the performance of Tenant's Work (of which fact Tenant shall provide Landlord with reasonable proof) solely as a result of Tenant's inability to obtain said permits or notices due to a violation of a Legal Requirement against the Building.

9. which in the case of an involuntary case, is not dismissed within sixty days

10.  fifteen (15)

11. which default remains uncured for a period of three (3) business days after notice from Landlord

12.  except as may be required by law

13.  beyond the expiration of any applicable notice and/or grace period

14.  reasonable

15.  after the expiration of any applicable notice and/or grace period

16.  fifteen (15)

NO REPRESENTATIONS BY LANDLORD
     20. (1) Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premisses and is thoroughly acquainted with their condition, and (2) agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM
     21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property.(3) Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT
     22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION
     23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Property Law.

NO WAIVER
     24. The failure of Landlord(4) to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord(5) of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord(6) unless such waiver be in writing signed by Landlord.(7) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY
     25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.(8)

INABILITY TO PERFORM
     26.  ___ (9) lease and the obligation of Tenant to pay rent hereunder and
(10)perform all of the other covenants and agreements hereunder on part of(11) to be performed shall in no wise be affected, impaired or excused because(12) is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if(13) is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of a department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.(14)

27.  DELETED
SERVICES PROVIDED BY LANDLORD - WATER, ELEVATORS, HEAT, CLEANING, AIR
CONDITIONING

     28. Landlord shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times(15) (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c)(16)water for ordinary lavatory(17) purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the realty of which they are a part. If applicable, air conditioning/cooling will be furnished from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A, Landlord will furnish the same at Tenant's expense. (f) (18)Landlord shall have no responsibility or liability for failure to supply the services agreed to herein. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord.(19) If the building of which the demised premises are a part supplies manually-operated elevator service, Landlord at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.(20)

SEE ARTICLE 40

CAPTIONS
     29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS
     30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or, of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder(21) and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall

                             Footnotes to Rider Page (iv)
                                       of Lease


1.   Except as expressly set forth in this Lease, neither

2.   subject to the terms hereof,

3.   which Tenant is required to remove pursuant to the terms hereof

4.   or Tenant

5.   or payment by Tenant

6.   or Tenant, as the case may be

7.   or Tenant, as the case may be, or their respective legal representatives

8. unless Tenant's failure to interpose such a counterclaim will result in a waiver of Tenant's rights.

9.  Except as otherwise provided herein, this

10.  the obligation of either Landlord or Tenant

11.  their

12.  the other party

13.  such party

14. it being understood that either party's inability to pay a sum of money shall not be deemed to be beyond such party's reasonable control

15. and freight elevator service on business days (excluding Saturdays) from 8:00 a.m. to 6:00 p.m.

16.  hot and cold

17.  , cleaning and drinking

18.  Subject to the following provisions,

19. Landlord agrees to restore any such discontinued service as promptly as is reasonably possible under the circumstances and to perform all repairs, alterations, replacements and improvements pursuant to this subdivision (f) upon prior notice to Tenant (except in an emergency) and at times and in a manner that will minimize interference with Tenant's business at the Premises, but without the obligation to employ overtime labor.

20. Notwithstanding anything herein to the contrary, if there shall be an interruption of Landlord's services required hereunder or Landlord shall fail to make repairs required of Landlord hereunder, in each case other than due to an Unavoidable Delay (as hereinafter defined) and such interruption or failure shall continue for a period in excess of fifteen
     (15) consecutive days following notice of such condition from Tenant to Landlord, and such interruption of failure, as the case may be, results in a denial or otherwise renders impossible or impractical the intended use of substantially the entire Premises for the uses set forth in Article 2 herein and Tenant shall actually vacate the entire Premises as a result thereof, then Tenant shall be entitled to an abatement of Fixed Rent and Additional Rent for the period beginning on the later to occur of (i) the date Tenant ceased its operations in the entire Premises and vacated the Premises, or (ii) the date of delivery of Tenant's notice of such condition to Landlord and ending on the date which is the earlier to occur of (a) the date on which the Premises are rendered tenantable, or (b) the date on which Tenant resumes its business at the Premises. For purposes of the foregoing, "Unavoidable Delays" shall mean any causes whatsoever beyond Landlord's reasonable control which shall prevent Landlord from performing obligations expressly or implicitly imposed upon Landlord pursuant to this Lease, including without limitation, strikes, riots, labor troubles, accidents, Legal Requirements, governmental preemption in connection with a national emergency, or matters of supply which have been or are affected by war or other emergencies. The foregoing provision shall not apply in the event the Premises are damaged in whole or in part as a result of fire or other casualty and in such event that provisions of Article 9 of this Lease shall govern.

21.  arising from and after the date thereof,


exclude Saturdays (except such portion thereof as is covered by specific hours in Article 28 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATION - SHORINGS
     31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made(1) Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

RULES AND REGULATIONS
     32. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten
(10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.(2)

SECURITY
     33. Tenant has deposited with Landlord the sum of $950,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.(3) In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
SEE SECTION 58M

SUCCESSORS AND ASSIGNS
     34. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

See Rider attached hereto and made part hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                   B.J.W. ASSOCIATES

Witness for Landlord:              By: /s/
                                      ----------------------------------------
---------------------------------



                                   LOUIS HARRIS AND ASSOCIATES, INC.

Witness for Tenant:                By: /s/ Humphrey J. F. Taylor
                                      ----------------------------------------
/s/ David Krane                    Title:
---------------------------------

                                   ACKNOWLEDGMENTS

CORPORATE LANDLORD

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this 27 day of May, 1999, before me personally came Humphrey J.F. Taylor, to me known, who being by me duly sworn, did depose and say that he resides in 17 E. 89th Street, NY, NY 10128, that he is the President of Louis Harris and Associates, Inc., the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                       /s/ Linden C. Frazer
                                      --------------------------------------


CORPORATE TENANT

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this______ day of ____________________, 19____, before me personally came _______________________, to me known, who being by me duly sworn, did depose and say that he resides in__________________________________________, that he is the_______________________ of _____________________, the
corporation described in and which executed the foregoing instrument, as TENANT, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                      --------------------------------------


INDIVIDUAL LANDLORD

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this ______ day of _________________, 19____, before me personally came ___________________________, to me known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.


                                      --------------------------------------


INDIVIDUAL TENANT

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this _______ day of __________________, 19____, before me personally came ____________________________, to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                                      --------------------------------------

                           Footnotes to Rider Page (v)
                                   of Lease

1.   upon reasonable prior notice to Tenant, except in the event of an emergency

2. Landlord agrees that it shall enforce the rules and regulations against Tenant in a nondiscriminatory manner. Additionally, Landlord agrees that no rules or regulations shall materially reduce Tenant's rights under this Lease nor shall Tenant be required to comply with any rules and regulations which prevent Tenant's use of the demised premises for the uses permitted by Article 2 herein.

3. Landlord shall deposit such cash security in an interest bearing account and unless paid or applied for the use or rental for the demised premises upon a default of Tenant as herein provided, Landlord will deliver or cause to be delivered to Tenant interest annually and at the end of the Term, less a one percent (1%) per annum administrative charge as permitted by law.

                                    [GUARANTY]

                                     Deleted

                         RIDER ANNEXED TO AGREEMENT OF LEASE
                        BETWEEN B.J.W. ASSOCIATES (LANDLORD),
                    AND LOUIS HARRIS AND ASSOCIATES, INC. (TENANT)



FIXED RENT AND
PRORATION OF
FIXED RENT:

               35.   A.  The Fixed Rent shall be payable as follows:

          (i) THREE HUNDRED EIGHTY-NINE THOUSAND FIVE HUNDRED and 00/100 DOLLARS ($389,500.00) per annum for the period from the Rent Commencement Date through December 31, 1999, payable in advance in equal monthly installments of $32,458.33; and

          (ii) FOUR HUNDRED THIRTY THOUSAND FIVE HUNDRED and 00/100 DOLLARS ($430,500.00) per annum for the period from January 1, 2000 through the Expiration Date, payable in advance in equal monthly installments of $35,875.00,


                     B. Provided that Tenant shall not then be in default hereunder beyond the expiration of any applicable notice and/or grace period, the Fixed Rent hereunder shall be abated for the period from the Rent Commencement Date through December 31, 1994 (the "Abatement Period"); it being agreed that if the Rent Commencement Date shall not occur by June 20, 1994, the Abatement Period shall be extended by two (2) days for each one (1) day of delay thereafter. If at any time during the Term Tenant shall default hereunder and this Lease shall be terminated as a result of such default, the Fixed Rent otherwise abated pursuant to this Section 35B shall immediately be due and payable.

                     C. If the Rent Commencement Date shall not be the first day of a month, Fixed Rent shall be prorated on a per diem basis, and any excess amount paid on the execution of this Lease shall be credited to the Fixed Rent for the next calendar month.

                     D. When the Rent Commencement Date and Abatement Period have been determined by Landlord and Tenant, Landlord and Tenant shall, upon the request of either of them, execute and deliver a statement prepared by Landlord setting forth such dates and periods. Any failure of Tenant to execute such statement shall not affect Landlord's determination of such dates and periods.

                     E. The "Rent Commencement Date" it shall be the earlier of (a) the date the Premises are "available for occupancy" as determined pursuant to this Section, or (b) the date on which Tenant takes occupancy of the Premises.

                     F. (i) For the purpose of Section E hereof, the Premises shall be conclusively deemed available for occupancy as soon as Landlord's Work (as hereinafter defined), excluding the obligation to install the Air-cooled A/C Unit(s) (hereinafter defined) and missing radiators (which radiators Landlord agrees to deliver and install within three (3) weeks from the Rent Commencement Date), shall be deemed substantially completed notwithstanding the fact that (a) minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed or
(b) portions have not been completed because under good construction scheduling practice such work should be done after still incompleted finishing or other work to be done by or on behalf of Tenant is completed.

                         (ii) If Landlord's failure to timely deliver and
install the Air-cooled A/C Unit(s) and/or the missing radiators shall cause a delay in the performance by Tenant of Tenant's Work, then the Abatement Period shall be extended one (1) day for each day Tenant is actually delayed in such performance solely as a result of Landlord's failure to timely deliver and install the Air-cooled A/C Unit(s) and/or install the missing radiators and Landlord shall reimburse Tenant for any actual out-of-pocket costs which Tenant incurs as a result of such delay. Landlord and Tenant and their respective contractors and mechanics shall reasonably cooperate to coordinate the performance of their respective work obligations at the Premises.

                         (iii)     Landlord agrees to provide Tenant with
notice of the commencement of Landlord's demolition work at the Premises which notice shall state the date estimated by Landlord to be the Rent Commencement Date.

                     G. Notwithstanding anything herein to the contrary, in the event Landlord is unable to deliver possession to Tenant of the Premises in accordance with the terms hereof by August 1, 1994, then Tenant shall have the right to terminate this Lease upon notice given to Landlord within five
(5) business days after such date, time being of the essence. If, in such event, Tenant elects to terminate the Lease, then this Lease shall terminate on the date of such notice as if such date were the Expiration Date.

LATE PAYMENT CHARGE:

               36. A. If Tenant shall fail to pay any Fixed Rent or Additional Rent within ten (10) days after its due date, Tenant shall pay a late charge of $.05 for each $1.00 which remains unpaid after such period to compensate Landlord for additional expense in processing such late payment.

                     B. If any check of Tenant shall be returned for insufficient funds more than two times in any twelve month period, then Tenant shall make all payments hereunder for the next twelve (12) calendar months by certified check or official bank check, If any payment made by Tenant to Landlord shall be returned for insufficient funds, there shall be an additional charge to Tenant of fifty dollars ($50.00).

RENT
RESTRICTIONS:

               37. In the event the Fixed Rent or any Additional Rent shall become uncollectible by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, Tenant shall enter into such agreement or agreements and take such other action (without additional expense to Tenant) as Landlord may request, as may be legally permissible, to permit Landlord to collect the maximum Fixed Rent and Additional Rent which may, from time to time during the continuance of such legal rent restriction, be legally permissible, but not in excess of the amounts of Fixed Rent or Additional Rent payable under this Lease. Upon the termination of such legal rent restriction, (a) the Fixed Rent and Additional Rent, after such termination, shall become payable under this Lease in the amount of the Fixed Rent and Additional Rent set forth in this Lease for the period following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the Fixed Rent and Additional Rent which would have been paid pursuant to this Lease, but for such rent restriction, less (ii) the Fixed Rent and Additional Rent paid by

Tenant to Landlord during the period that such rent restriction was in effect.

ESCALATION:

          38.  A.    Definitions as used herein:

               (a) "Escalation Year" shall mean each calendar year which shall include any part of the Term,

               (b) "Taxes" shall mean all real estate taxes, assessments (special or otherwise), business improvement district charges or assessments, or any other governmental charge, which may be levied, assessed or imposed on or with respect to all or any part of the Building or the parcel of land on which the Building is located (hereinafter collectively called "Real Property") by any taxing authority, without reduction for any Tax Exemption (as hereinafter defined). If the methods of taxation prevailing at the date hereof shall be altered so that in lieu of, as an addition to or as a substitute for the whole or any part of the Taxes now levied, assessed or imposed on all or any part of the Real Property, there shall be levied, assessed or imposed a tax or assessment, measured by or based on rents or the Real Property and imposed on Landlord, then all such taxes or assessments shall be deemed to be Taxes. Notwithstanding the foregoing, the term "Taxes" shall not include any federal income tax, New York State Franchise or income tax, New York City General Corporation or Unincorporated Business Tax, or any franchise, excise, estate, inheritance, succession, capital stock, transfer, capital gains or sales tax levied upon Landlord or any income, profits or revenue taxed upon the income of Landlord, or any other tax, assessment, levy, imposition or charge on the rent under this Lease, unless otherwise provided herein and penalties or interest for late payment or non-payment of Taxes, unless such penalty or late payment results from Tenant's failure to timely make Tenant's Tax Payment. As to assessments which are payable over a period of time extending beyond the term of the Lease, only a pro-rata portion thereof covering the unexpired portion of the Term at the time of the imposition of such assessment shall be included in Taxes. For purposes of computing Taxes hereunder Landlord shall be deemed to be taxed as if Landlord owned only the Building and Real Property and no other property.

               (c) "Landlord's Basic Tax Liability" shall mean the liability of Landlord, without reduction for Tax Exemption, if any, for the fiscal year commencing July 1, 1994 and ending June 30, 1995 for Taxes, "Tax Year" shall mean the twelve (12) month period commencing July 1, 1995 and each twelve (12) month period thereafter.

               (d)   "Tenant's Proportionate Share" shall mean 10.46%.

               (e) "Tax Exemption" shall mean a tax exemption or abatement relating to all or part of the Real Property granted as a result of, or in connection with, a capital improvement or capital replacement, all or part of the cost of which shall not have been specifically borne by Tenant pursuant to the terms of this Lease

               (f) "Landlord's Statement" shall mean an instrument containing a computation of any Additional Rent due pursuant to the provisions of this Article. Landlord may issue Landlord's Statements any time that there is an increase in Taxes or Operating Expenses. Upon request of Tenant, Landlord shall provide Tenant with a copy of the relevant tax bills.

               (g) "Landlord's Base Operating Year" shall mean the twelve month period commencing October 1, 1994 and ending September 30, 1995.

               (h) "Operating Expenses" shall mean all costs and expenses (and taxes thereon, if any) paid or incurred by Landlord or on behalf of Landlord with respect to the operation, repair, safety, management, security and maintenance of the Real Property, Building equipment, sidewalks, curbs and other areas adjacent to the Building, and with respect to the services provided tenants, including without limitation: (i) salaries, wages and bonuses paid to, and the cost of any hospitalization, medical, surgical, union and general welfare benefits (including group life insurance), any pension, retirement or life insurance plan and other benefit or similar expense relating to, employees of Landlord engaged in the operation, repair, safety, management, security or maintenance of the Real Property and the Building equipment or in providing services to tenants; (ii) social security, unemployment and other payroll taxes, the cost of providing disability and workmen's compensation coverage imposed by any legal requirements, union contract or otherwise with respect to said employees; (iii) the cost of electricity and air-conditioning (furnished to public areas of the Building only), gas, oil, steam, water and other fuel and utilities; (iv) the cost of casualty, rent, liability, fidelity, plate glass and any other insurance; (v) the cost of painting public areas of the Building and of all repairs and maintenance (other than for repairs and maintenance performed at the expense of any other tenant, including Tenant); (vi) the cost or rental of all building supplies, tools, materials and equipment; (vii) the cost of uniforms, work clothes and dry cleaning; (viii) guard, watchman or other security personnel, service or system, if any; (ix) management fees or if no managing agent is employed by Landlord, a sum in lieu thereof which is competitive with and not in excess of then prevailing rates for management fees, payable in the County of New York for similar office buildings; (x) charges of independent contractors performing work included within this definition of Operating Expenses; (xi) telephone and stationery; (xii) legal, accounting and other professional fees and disbursements incurred in connection with the operation and management of the Building; (xiii) association fees and dues;
(xiv) decorations in common areas; (xv) depreciation of hand tools and other movable equipment used in the operation, repair, safety, management, security or maintenance of the Building; and (xvi) exterior and interior landscaping in common areas. Provided, however, that the foregoing costs and expenses shall exclude or have deducted from them, as the case may be:

          1. salaries, payroll taxes and all fringe benefits above the grade of building manager;

          2. expenditures for capital improvements, other than those which under generally applied real estate practice are expenses or regarded as deferred expenses and other than capital expenditures made by reason of Legal Requirements enacted or promulgated following the date hereof or mandatory insurance requirements (i.e. the failure to comply with any such requirement will result in the refusal of a reputable insurer to issue any policy which Landlord is obligated to carry pursuant to this Lease or to issue such policies at other than commercially reasonable rates, in any of which cases the cost thereof shall be included in Operating Expenses for the calendar year in which the costs are incurred and subsequent calendar years, on a straight-line basis, to the extent that such items are amortized over an appropriate period, but not more than fifteen (15) years, with an interest factor equal to two (2) percentage points above the rate then most recently announced by Citibank,

N.A., New York, New York, or its successor as its corporate base lending rate, which rate may change from time to time;

          3. amounts received by Landlord through proceeds of insurance or any other source to the extent they are compensation for sums previously included in Operating Expenses hereunder;

          4. cost of repairs or replacements incurred by reason of fire or other casualty or condemnation to the extent Landlord is compensated therefor (provided Landlord maintains the insurance required of Landlord hereunder);

          5.   advertising and promotional expenditures;

          6. costs incurred in performing work or furnishing services for any tenant (including Tenant), whether at such tenant's or Landlord's expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord's expense;

          7. depreciation and amortization of the Building or any fixtures or improvements thereon, except as provided above;

          8.   brokerage commissions;

          9.   Taxes;

          10. the cost of electricity furnished to the Premises or any other space leased to tenants, as reasonably estimated by Landlord;

          11. refinancing costs, and mortgage interest and amortization payments; and

          12.  ground rents

          13. any costs incurred in the renovation, improvement or refurbishing of the Building which are capital in nature, and any costs of a capital nature including capital improvements, capital repairs, and capital tools as determined under generally accepted accounting principles consistently applied;

          14. expenses of Landlord in curing its defaults or performing work expressly provided for in the Lease to be borne at Landlord's expense (including work for other tenant(s) in the Building);

          15. the costs of marketing and leasing the Building including leasing commissions, advertising and other marketing costs, and legal, accounting and other professional services relating to leasing in the Building; costs to prepare space for occupancy by any tenants of the Building and for renovating, planning, designing space for any tenants (including Tenant) pursuant to the terms of a lease with such tenants or if otherwise at such tenants' expense.

          16. Landlord's cost of electricity and other services sold to tenants, including retail tenants, which services are not standard for the Building or are not available to Tenant without the necessity of paying a separate additional charge;

          17. costs incurred by Landlord in exercising remedies against tenants of the Building who violate terms of their leases;

          18. sums paid by Landlord for any indemnity, damages, late charges, penalties or interest for late payments;

          19. any costs incurred to remedy defects in the Building structure or systems;

          20. any employee salaries and other compensation and/or health benefits or other such benefits for the personnel of Landlord or allocable to other buildings;

          21. costs of goods or services furnished by entities affiliated with Landlord to the extent such costs exceed commercially reasonable standards;

          22. costs of Landlord's general overhead and general administrative expenses (individual, partnership or corporate, as the case may be), which costs would not be chargeable to operating expenses of the Building under generally accepted accounting principles consistently applied;

          23. payments of principal, interest, ground rent or any other financing or refinancing costs on any mortgages, deeds of trust, ground leases or other encumbrances, whether secured or unsecured on the Building, or any penalties or late charges relating thereto;

          24. costs incurred by Landlord for compliance with Legal Requirements relating to asbestos and other hazardous substances in the Building; and

          25. except as otherwise specifically set forth herein, any other expenses that in accordance with generally accepted accounting principles consistently applied would not be considered maintenance, repair, safety, management, security or operation expenses.

          If Landlord shall purchase any item of capital equipment or make any capital expenditure which Landlord reasonably estimates has the effect of reducing the expenses which would otherwise be included in Operating Expenses, then the costs of such capital equipment or capital expenditure are to be included in Operating Expenses for the calendar year in which the costs are incurred and subsequent calendar years, on a straight-line basis, to the extent that such items are amortized over such period of time as Landlord reasonably estimates such savings or reductions in Operating Expenses are expected to equal Landlord's costs for such capital equipment or capital expenditure, with an interest factor equal to the Interest Rate at the time of Landlord's having made said expenditure. If Landlord shall lease any items of capital equipment designed to result in savings or reductions in expenses which would otherwise be included in Operating Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in Operating Expenses for the calendar year in which they were incurred.

          If during all or part of any Escalation Year, including Landlord's Base Operating Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to portions of the Building due to the fact that (i) such portions are not occupied or leased, (ii) such item of work or service is not required or desired by the tenant of such portion, (iii) such tenant is itself obtaining and providing such item of work or service or (iv) for other reasons, then, for the purposes of computing Operating Expenses, the amount for such item and for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or services to the greater of (i) 95% of the rentable area in the Building or (ii) the number of square feet of rentable area occupied by tenants in the Building during such period.

               B. PAYMENTS - TAX ESCALATION (a) If Taxes payable in any Tax Year shall exceed Landlord's Basic Tax Liability, Tenant shall pay as Additional Rent an aggregate sum ("Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which Taxes payable in such Tax Year exceed Landlord's Basic Tax Liability. Tenant's Tax Payment shall be payable in the same number of installments as Taxes are payable by Landlord and shall be paid within twenty (20) days following rendition of a Landlord's Statement which may not be issued more than thirty (30) days prior to the date upon which the corresponding installment is due to the taxing authorities. If there shall be any increase or decrease in Taxes for any Tax Year, whether during or after such Tax Year, Landlord shall furnish a revised Landlord's Statement(s) for such Tax Year and any payment thereunder shall be due and payable within ten (10) days thereafter. Upon request of Tenant, Landlord shall provide Tenant with a copy of the tax bill relating to the Landlord Statement in question.

               (b) If there shall be a decrease in Taxes in any Tax Year (including any Tax Year falling wholly or partially within Landlord's Basic Tax Liability), Landlord's Statement next following such decrease shall include an adjustment for such Tax Year reflecting such decrease in Taxes (less all costs and expenses, including counsel fees, incurred by Landlord in connection with any application or proceeding to reduce such Taxes).

               C. PAYMENTS - OPERATING ESCALATION. (a) During each Escalation Year, Tenant shall pay a sum equal to Tenant's Proportionate Share of the amount by which Operating Expenses for such Escalation Year exceed the Operating Expenses for Landlord's Base Operating Year ("Tenant's Operating Payment").

               (b) Landlord may furnish to Tenant, prior to the commencement of each Escalation Year, a written statement setting forth Landlord's estimate of Tenant's Operating Payment for such calendar year, and the method of calculation of Tenant's Operating Payment for such calendar year, Tenant shall pay to Landlord on the first day of each month during such calendar year an amount equal to one-twelfth (1/12th) of Landlord's estimate of Tenant's Operating Payment for such calendar year, which estimate shall not exceed 105% of Tenant's Operating Payment for the prior twelve month period, unless Landlord shall provide reasonable evidence to support a higher estimate. If, however, Landlord shall furnish any such estimate for a calendar year subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section in respect of the last month of the preceding calendar year; (y) promptly after such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such calendar year were greater or less than the installments of the Tenant's Operating Payment to be made for such calendar year in accordance with such estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within ten
(10) days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall provide a credit to Tenant equal to the amount of such excess against subsequent payments of Fixed Rent under this Lease; and
(z) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such calendar year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Operating Payment shown on such estimate. Landlord may at any time or from time to time furnish to Tenant a revised statement of Landlord's estimate of Tenant's Operating Payment for such calendar year, based upon either of the methods set forth in this Section for computing Tenant's Operating Payment; and in such case, Tenant's Operating Payment for such calendar year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

               (c) After the end of each calendar year Landlord shall furnish to Tenant a Landlord's Statement for such calendar year, prepared in accordance with generally accepted accounting principles consistently applied, of Tenant's Operating Payment then in effect. The first Landlord's Statement to be rendered hereunder shall also contain the method of calculation for Landlord's Base Operating Year. Each such year end Landlord's Statement for any calendar year in which Tenant's Operating Payment is due shall be accompanied by a computation of Operating Expenses for the Building prepared by an independent certified public accountant designated by Landlord from which Landlord shall make the computation of Operating Expenses hereunder. If the Landlord's Statement shall show that the sums paid by Tenant under this Section exceeded Tenant's Operating Payment paid by Tenant for such calendar year, Landlord shall provide a credit to Tenant equal to the amount of such excess against subsequent payments of Fixed Rent under this Lease; and if the Landlord's Statement for such calendar year shall show that the sums so paid by Tenant were less than Tenant's Operating Payment paid by Tenant for such calendar year, Tenant shall pay the amount of such deficiency within ten (10) days after demand therefor.

               (d) Upon reasonable notice to Landlord and not more often than once per annum, Tenant's chief financial officer or other officers or certified public accountants may audit the books and records of Landlord pertaining to Operating Expenses then being disputed at such time and place in the City of New York as Landlord may designate, provided that Tenant shall keep in confidence all information obtained from such audit. Any such audit shall be conducted by Tenant at its sole cost and expense.

               D. Any Additional Rent under this Article for the calendar year in which the Commencement Date or Expiration Date shall occur shall be justly apportioned. In no event shall Fixed Rent ever be reduced by operation of this Article.

               E. Landlord's Statement shall be rendered to Tenant in accordance with the provisions of Article 51 of this Lease. Landlord's failure to render Landlord's Statements with respect to any such increase in Taxes or Operating Expenses during any Tax Year or Operating Year shall not prejudice Landlord's right to render a Landlord's Statement with respect thereto or subsequently. The obligations of Landlord and Tenant under the provisions of this Article shall survive for a period of two years following the expiration of the applicable Tax Year or Escalation Year, as the case may be.

               F. Each Landlord's Statement shall be conclusive and binding upon Tenant unless within one hundred eighty (180) days after receipt of such Landlord's Statement Tenant shall notify Landlord that it disputes the correctness of Landlord's Statement. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Additional Rent in accordance with the applicable Landlord's Statement, and such payment shall be without prejudice to Tenant's position. If Landlord and Tenant cannot resolve such dispute within a reasonable period of time, then either party may submit such dispute to arbitration in New York City in accordance with the then prevailing rules and regulations of the American Arbitration Association (or successor thereto) and the ruling of the arbitrator appointed shall be final and binding upon the parties hereto and shall be enforceable by a court of competent jurisdiction. Landlord shall pay the fees of any arbitrator appointed by Landlord, and Tenant shall pay the fees of any arbitrator appointed by Tenant. The fees of the third arbitrator (if any) shall be paid in equal shares by Landlord and Tenant. Landlord and Tenant shall each have the right to appear and be represented by counsel before said arbitrators and to submit such data and memoranda in support of their respective positions in the matter in dispute as may be reasonably necessary or appropriate in the circumstances; it being agreed that if a dispute as to whether such data or memoranda are reasonable arises, a majority of the Arbitrators are hereby authorized to resolve same.

HVAC:

          39.  A.    AIR CONDITIONING OF PREMISES. 1. Landlord shall furnish
and distribute to that portion of the ninth floor comprising the Premises, through the air conditioning unit presently existing therein (the "AC Unit"), conditioned air on a seasonal basis from 8:00 A.M. to 6:00 P.M. on business days and from 8:00 A.M. to 1:00 P.M. on Saturdays (collectively, "business hours"), and shall furnish and install on the eighth floor comprising the Premises, as part of Landlord's Work, air-cooled air conditioning units (the "Air-cooled A/C Unit") (the Air-cooled A/C Units together with the A/C Unit are collectively referred to as the "AC Units"), provided that the cost of electricity consumed by the AC Units shall be borne by Tenant and, accordingly, shall be measured by the electric meter serving the Premises, and paid for pursuant to Article 41 hereof. Tenant acknowledges that Landlord shall install a separate meter on the ninth floor solely to measure the electricity consumed by the AC Unit (which AC Unit Tenant acknowledges serves the entire ninth floor). Accordingly, Tenant shall pay to Landlord its pro rata share of such electric charges as measured by such meter, which charges shall be due within twenty (20) days following rendition of a bill therefor, as Additional Rent. Landlord agrees to read the meter prior to usage of the AC Unit by any tenant (including Tenant) on the ninth floor requesting overtime airconditioning service. Tenant shall not be responsible for any portion of such overtime air-conditioning charges relating to other tenants. Tenant, at its sole cost and expense, shall have the right to install a heating coil within any of the Air-cooled A/C Units. Tenant further agrees to operate the AC Units in accordance with their design criteria unless a recognized energy conservation law promulgated by any Federal, State, City or other governmental or quasi-governmental bureau, board, department, agency, office, commission or other subdivision thereof shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance with such law.

               2. Tenant shall promptly notify Landlord of any damage to, or malfunction of, the AC Units. Tenant shall be responsible for the repair, replacement and maintenance of the Air-cooled A/C Unit and Landlord shall be responsible for the repair, replacement and maintenance of the AC Unit, except that if the need therefor arises as a result of the negligence or misuse by Tenant or Tenant's Agents, the same shall be repaired or replaced by Landlord at Tenant's expense and Tenant shall pay the same to Landlord, within twenty (20) days, as Additional Rent. Tenant agrees to keep in force during the Term, a maintenance contract for the Air-cooled A/C Unit, using a maintenance company first approved by Landlord, which approval shall not be unreasonably withheld or delayed.

               3. The air conditioning and heating system shall provide inside temperature of 75 degrees dry bulb, when outside temperature is 95 degrees dry bulb and 75 degrees wet bulb, and inside temperature of 72 degrees dry bulb when outside temperature is 5 degrees dry bulb Notwithstanding the foregoing provisions of this Section, Landlord shall not be responsible if the normal operation of the AC Units shall fail to provide conditioned air in accordance with such specifications in any portion of the Premises (a) which shall have an average demand load exceeding 6.0 watts per square foot of rentable area for all purposes (including lighting and power in the Premises but excluding that required for standard air conditioning) or which shall have a human occupancy factor in excess of one (1) person per one hundred (100) square feet of usable area, or (b) because of any rearrangement of partitioning or other improvement made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever the AC Unit is in operation, Tenant agrees to cause all windows in the Premises to be kept closed. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the AC Units.

               4. If Tenant shall require conditioned air for the AC Unit other than during 8:00 A.M. to 6:00 P.M. on business days and 8:00 A.M. to 1:00 P.M. on Saturdays ("after hours"), Landlord shall furnish conditioned air upon advance notice from Tenant, given before 1:00 P.M. on any business day, or by 1:00 P.M. on the Friday preceding any requested after hours weekend service and Tenant shall pay Landlord's then established charges therefor on Landlord's demand, as Additional Rent.

               5. Subject to the provisions of Articles 3 and 52 hereof, Tenant shall have the right to install, at Tenant's sole cost and expense, a supplemental air-cooled air-conditioning unit (the "Supplemental Unit"), to be located within the ninth (9th) floor portion of the Premises, which Supplemental Unit may be vented from the most easterly window of the Premises on the 18th Street side of the Building. Landlord hereby agrees that Tenant shall not be required to remove the Supplemental Unit upon the expiration of this Lease.

               B. HEATING. 1. Landlord shall furnish and distribute to the Premises through the Building heating system, which shall include, as part of Landlord's Work, a cast iron radiator at each perimeter window, in accordance with the foregoing specifications on a seasonal basis, from 8:00 A.M. to 6:00 P.M. on business days and from 8:00 A.M. to 1:00 P.M. on Saturdays. Landlord and Tenant further agree to operate the heating equipment in accordance with their design criteria unless otherwise required by any Legal Requirements.

               2. If Tenant shall require heating services other than during 8:00 A.M. to 6:00 P.M. on business days and 8:00 A.M. to 1:00 P.M. on Saturdays ("after hours"), Landlord shall furnish after hours heating service upon advance notice from Tenant, given before 1:00 P.M. on any business day, or by 1:00 P.M. on the Friday preceding any requested after hours weekend service and Tenant shall pay Landlord's then established charges therefor upon Landlord's demand, as Additional Rent.

               3. Notwithstanding the foregoing, Landlord shall not be responsible if the normal operation of the Building heating system shall fail to provide heat in accordance with the foregoing specifications in any portion of the Premises because of any rearrangement of partitioning or other improvements made or performed by or on behalf of Tenant or any person claiming through or under Tenant.

CLEANING/MISCELLANEOUS SERVICES:

               40. A. CLEANING. Landlord shall furnish, at Landlord's expense, the services of a licensed cleaning service to provide Building-standard cleaning services to Tenant, in accordance with the cleaning specifications set forth on Exhibit D hereto. Landlord reserves the right to change cleaning contractors and to change or substitute such service. If Tenant desires additional or other cleaning or janitorial services in excess of those set forth on Exhibit D, Tenant agrees to use the contractors approved by Landlord to provide cleaning or exterminating services in the Building or contractor or contractors approved in advance for any waxing, polishing, window cleaning and other maintenance work in the Premises and/or with respect to Tenant's personal property therein. Notwithstanding the foregoing, if the fees of the cleaning contractor selected by Tenant (which cleaning contractor shall be comparable in size and type to Landlord's contractor) shall be at least five (5%) percent less than those of Landlord's cleaning contractor, then Landlord's consent to the selection of Tenant's contractor shall not be unreasonably withheld or delayed. Subject to the provisions of the previous sentence, Landlord approves the use by Tenant, as of the date hereof, of Pritchard Industries, Collins Building Services, and Initial Cleaning Services. Tenant agrees that it shall not employ any other cleaning or other maintenance contractor nor any individual, firm, or organization for such purpose without Landlord's prior written consent. The foregoing shall not preclude Tenant or its employees from performing any of the foregoing work.

               2. If Tenant is permitted hereunder to and does have a separate area for the storage, preparation, service or consumption of food or beverages in the Premises, Tenant, at Tenant's expense, shall cause all portions of the Premises so used to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

               3. Tenant shall pay to Landlord on demand Landlord's Building standard charges for removal from the Premises and the Building of
(i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated daily in the routine of ordinary business office occupancy and
(ii) all of the refuse and rubbish of Tenant's machines and of any eating facilities requiring special handling.

               B. ELEVATORS. 1. Landlord shall provide, at no cost to Tenant, passenger elevator service in accordance with Article 28(a) hereof.

               2. Tenant shall have access to the freight elevators servicing the Premises on a first come, first served basis during business hours on Monday through Friday at no charge.

               3. In connection with the performance by Tenant of Tenant's Work (hereinafter defined) to prepare the Premises for Tenant's initial occupancy, Landlord shall provide Tenant, at no charge, with ten hours per week of dedicated freight elevator use on Mondays through Fridays during business hours only.

               C. BUILDING SECURITY. Landlord shall cause there to be an attendant in the Building twenty-four (24) hours a day, seven days per week.

               D. ACCESS. Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week, subject to

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

the reasonable security procedures of Landlord and the rules and regulations for the Building.

               E. LIFE SAFETY. Landlord shall comply with Legal Requirements with respect to life safety requirements.

               F. DIRECTORY LISTINGS. Tenant shall be entitled to receive not less than fifteen (15) listings on the Building Directory. The initial listings to be made hereunder shall be free of charge.

               a. WINDOW CLEANING Landlord shall cause the interior and exterior windows of the Premises to be cleaned at least three (3) times per annum, at such times as Landlord shall elect.

ELECTRICITY:

               41. (a) Electric energy shall be supplied to the Premises on a submetering basis. If and so long as Landlord provides electricity to the Premises on such basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at a base rate consisting of the charges, terms and rates for like quantities and character of service in the Consolidated Edison service classification in effect at the time said service is used and under which the Landlord purchases service, plus a four and one-half (4 1/2%) percent surcharge relating to administrative and overhead expenses of Landlord in connection therewith. Landlord shall install and maintain the meters in good working order, at Landlord's expense, except that the cost of any repair, replacement or maintenance of the meters shall be borne by Tenant if the need therefor arises as a result of the negligence of Tenant or Tenant's Agents and shall be paid to Landlord, upon demand, as Additional Rent. Where more than one meter measures the service of Tenant in the Building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be paid, and be paid as Additional Rent. If any tax is imposed upon Landlord's receipt from the sale or resale of electric energy or gas or telephone service to Tenant by any Federal, State or municipal authority, Tenant covenants and agrees that, where permitted by law, Tenant's Proportionate Share of such taxes shall be passed on to, and included in the bill of, and paid by Tenant to Landlord.

                     (b) Subject to the representation in the succeeding sentence, Tenant's use of electric current in the Premises shall not at any time exceed the capacity of any of the electrical conductors, feeders or risers and equipment in the Building or otherwise serving the Premises. Landlord represents that the electrical risers serving the Premises shall be capable of accommodating six (6.0) watts per rentable square foot demand load, exclusive of that required for a 45 ton air-conditioning unit and ventilation, with respect to the eighth floor comprising the Premises, and exclusive of that required for standard air-conditioning, with respect to the ninth floor comprising the Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed, connect any additional fixtures, appliances or equipment (other than lamps, typewriters, personal computers, data terminals and similar office machines) to the Building electric distribution system or make any alteration or addition to the electric system of the Premises existing upon the Commencement Date. Should Landlord grant such consent, Tenant shall pay for all additional risers, or other equipment required

                                     xviii
therefor, which shall be installed by Landlord, as well as for the cost to bring additional power to the Building electric distribution system, if necessary, and of any additional switches to such Building electric distribution system or other equipment necessary for the distribution of such additional power, which costs shall be paid by Tenant upon Landlord's demand. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric current distributed to the Premises or for any loss or damage or expense which Tenant may sustain or incur if either the said supply or character of electric current either fails or changes or is no longer available for Tenant's requirements, unless such failure is due to the gross negligence or willful misconduct of Landlord. Tenant shall purchase and install all lighting tubes, lamps, and bulbs used in the Premises.

                     (c) If required by reason of law, Landlord shall have the right to discontinue the distribution of electric current to Tenant in the Premises at any time upon not less than thirty (30) days' written notice to Tenant, provided contemporaneously therewith Landlord also discontinues distributing electric current to at least eighty (80%) percent of the tenants in the Building to whom Landlord shall then be providing such service. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby except that Tenant's liability for the portion of Fixed Rent for Landlord's supplying of electricity as an additional service shall terminate as of the date of discontinuance of the supplying of electric current. If Landlord so discontinues distributing electric current to Tenant, Tenant shall make application directly to the public utility corporation serving the area in which the Building is located and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose without charge, but any additional equipment or connections required by said utility company shall be installed at Tenant's sole cost and expense. Landlord hereby agrees that it shall not discontinue furnishing electricity as provided above until Tenant shall have made its own arrangements with the public utility to continue to supply electricity to the Premises, provided Tenant shall diligently pursue obtaining said direct electricity.

                     (d) In the event that the electrical usage of Tenant results in a surcharge in the payment of electric current for the area occupied by Tenant pursuant to the schedules and rates of the public utility supplying same, Tenant shall pay the amount of said surcharge to Landlord as Additional Rent within twenty (20) days after bills for same are rendered to Tenant.

DESIGNATED SUPPLIERS:

               42. A. Only persons or firms authorized in writing by Landlord shall be permitted to furnish bootblacking, plant care, food and beverages, ice and other similar supplies and maintenance and other services to tenants and occupants of the Building. Landlord may fix, in its absolute discretion, at any time and from time to time, the hours during which and the regulations under which such supplies and services are to be furnished. Landlord expressly reserves the right to act as or to designate, at any time and from time to time, an exclusive supplier of all or any one or more of such supplies and services, provided that the quality thereof and the charges therefor are reasonably comparable to that of other suppliers, and Landlord expressly reserves the right to exclude from the Building any person, firm or corporation attempting to furnish any of such supplies or services, but not so designated by Landlord. However, Tenant and its regular office employees may personally bring food or beverages into the Building for consumption within the Premises solely by Tenant, its regular office employees and invitees. In all events, all food and beverages shall be carried in closed containers.

                     B. Only persons or firms approved in writing by Landlord, which consent shall not be unreasonably withheld or delayed, shall be permitted to act as contractor or subcontractor for any work to be performed in accordance with Article 3 of this Lease; provided, however, that only Landlord or any one or more persons, firms or corporations approved in writing by Landlord, which approval may be withheld in Landlord's sole discretion, shall be permitted to perform such work in or on the electrical and life safety systems of the Building. Upon request of Tenant, Landlord shall provide a list of at least three (3) approved reputable independent contractors for each of such trades, except for life safety for which Landlord will provide one independent reputable contractor. In the event Tenant shall employ any contractor permitted by this Section, such contractor and any subcontractor shall agree to employ only such materials and such labor as will not result in labor disputes, strikes or jurisdictional disputes with other contractors, mechanics, or laborers engaged by Tenant, Landlord or others. Tenant, upon demand of Landlord, shall cause all materials, contractors, mechanics or laborers causing such difficulty, strike or dispute to leave or be removed from the Building immediately. Tenant will inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the Premises at least ten (10) days prior to the beginning of work by such contractor or subcontractor. During the performance by Tenant of any Alterations, and subject to the rules and regulations of the Building relating thereto, Tenant's contractors shall have unimpeded access to the Premises.

BROKERAGE:

               43. Landlord and Tenant represent to each other that in the negotiation of this Lease neither has dealt with any broker or brokers other than Cushman & Wakefield, Inc. and Newmark & Company Real Estate, Inc. Tenant and Landlord hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, suits, costs and expenses including reasonable attorneys' fees and disbursements arising out of any inaccuracy or alleged inaccuracy of the above representation. Landlord shall have no liability for any brokerage commissions arising out of a sublease or assignment by Tenant. The provisions of this Article shall survive the expiration or sooner termination of this Lease. Landlord shall pay to said brokers any commission which may be due to them pursuant to the terms of separate agreements.


SUBLETTING AND ASSIGNMENT:

               44. A. If Tenant desires to assign this Lease or sublet the demised premises in whole or in part, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and of its proposed use of the demised premises; (iv) current financial information; (v) a description of the proposed sublet space; and (vi) any other information as Landlord may reasonably request with respect to the proposed assignee or subtenant, which request shall be made within ten (10) days following Landlords receipt of the initial information. If the proposed transaction is an assignment of the Lease (other than an assignment or sublease pursuant to section 44G hereof) or a sublease for all or substantially all of the Premises for all or substantially all of the Term, Landlord shall have the option, to be exercised by notice given to Tenant within thirty (30) days after the later of (a) receipt of Tenant's request for consent or (b) receipt of such further information as Landlord may reasonably request pursuant to clause (v) above either (x) to require a surrender of the Premises as of a date to be specified in said notice (the "Termination Date") which shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting or later than thirty-one (31) days after said effective date, in which event Tenant shall vacate and surrender the demised premises on or before the Termination Date and the term of this Lease shall end on the Termination Date as if that were the Expiration Date, or (y) if the proposed transaction (the "Transaction") is a sublease, to obtain a sublet from Tenant of the Premises, including Tenant's leasehold improvements therein, upon the terms and conditions hereinafter set forth as of a date to be specified in said notice (the "Leaseback Date") which shall be not earlier than one (1) day before the effective date of the proposed subletting or later than thirty-one (31) days after said effective date, in which event Tenant shall deliver possession of the Premises to Landlord on or before the Leaseback Date.

                     B. (a) If Landlord shall exercise its option, pursuant to Section A above to lease back the demised premises, together with all leasehold improvements made by Tenant therein (herein collectively called the "Leaseback Area"), Tenant shall be deemed automatically to have subleased the Leaseback Area to Landlord (herein sometimes called "Backleasing" or "Backlease") for the remaining balance of the term (the "Backlease Term") at a rental rate equal to the lesser of the Fixed Rent and Additional Rent under this Lease or the rate under the Transaction, and otherwise on the same terms, covenants and conditions as are provided in this Lease, except such as by their nature or purport are inapplicable or inappropriate to such Backleasing or are inconsistent with the further provisions of the following subsections, which shall be deemed to be part of the terms, covenants and conditions of such Backleasing. In addition, provided Tenant shall not be in default hereunder beyond the expiration of any applicable grace periods, Landlord shall pay to Tenant, as and when the same would have become due under the Transaction, fifty (50%) percent of any fixed rent and additional rent to be paid pursuant to the Transaction in excess of the Fixed Rent and Additional Rent payable by Tenant hereunder, after first deducting therefrom the Sublet Expenses (hereinafter defined) which would have been incurred by Tenant in connection with the Transaction, which Sublet Expenses shall be deducted from the first monies which would have been collected by Tenant pursuant to the Transaction.

               (b) Landlord may, without Tenant's permission or consent, underlet the Leaseback Area in whole or in part to any person or entity, including Tenant's proposed subtenant, for any period or periods of time on such terms and conditions as Landlord shall determine. The Backlease may be assigned by Landlord without Tenant's consent. Tenant shall not be responsible for furnishing to the Leaseback Area or the occupants thereof any services, but shall only make available that which it receives from Landlord. Tenant shall furnish to Landlord or its assignee or sub-subtenant under the Backlease any consents or approvals requested under the Backlease so long as (a) Landlord furnishes such consents or approvals to Tenant and (b) Tenant incurs no expense by reason of any such consent or approval. Landlord shall indemnify and hold Tenant harmless from and against all loss, cost and expense (including reasonable attorneys' fees) which Tenant actually incurs arising from such Backleasing. In addition, Landlord hereby agrees that a default by the tenant under the Backlease shall in no event be deemed a default by Tenant hereunder. Landlord and Tenant expressly negate any intention that any estate created by or under the Backlease shall be merged with any other estate held by either of them. At the request of either party, Landlord and Tenant shall mutually execute, acknowledge and deliver an instrument or instruments of sublease and/or assignment to confirm the demise, terms, conditions and other provisions of the Backleasing.

                     C. If Landlord shall not exercise any of its options under Section A above, or if the proposed sublease shall be for less than all or substantially all of the Premises for less than all or substantially all of the Term, then Landlord shall not unreasonably withhold or delay its consent to the proposed assignment or subletting referred to in Tenant's notice given pursuant to Section A above, provided that the following further conditions shall be fulfilled:

                     (a) there shall be no advertisement or public communication of any kind whatever relating to the proposed assignment or subletting which mentions or refers to a rental rate (but Tenant may negotiate or consummate a sublease at a lesser rate of rent) or to any other matter which directly or indirectly might adversely reflect on the dignity or prestige of the Building, it being agreed that listing the Premises with a broker shall not be deemed an advertisement or public communication;

                     (b) the Lease shall not be assigned, and no space shall be sublet to another tenant, or to a related corporation of any other tenant or to any other occupant of the Building, if Landlord shall then have comparable space in the Building available for rent;

                     (c) in the case of a subletting, the subletting shall be expressly subject to all of the provisions of this Lease and the obligations of Tenant hereunder and, without limiting the generality of the foregoing, the sublease shall impose at least the same restrictions and conditions with respect to use as are contained in Article 2 and shall include the following language:

          "To induce Landlord to consent to this Sublease, Sublessee agrees that if Landlord shall recover or come into possession of the Premises before the expiration of the Master Lease, Landlord shall have the right to take over this Sublease and to have it become a direct lease with Landlord in which case Landlord shall succeed to all the rights of Sublessor hereunder. This Sublease shall be subject to the condition that, notwithstanding anything to the contrary in this Sublease, from and after the termination of the Master Lease, Sublessee shall waive any right to surrender possession or to terminate this Sublease and, at Landlord's election, Sublessee shall be bound to Landlord for the balance of the term hereof and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of this Sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Sublessor, (ii) be subject to any counterclaim, defense or offset not expressly provided for in this Sublease, which theretofore accrued to Sublessee, (iii) be bound by any modification or amendment of this Sublease or by any prepayment of more than one month's rent and additional rent which shall be payable as provided in this Sublease, unless such modification or prepayment shall have been approved in writing by Landlord, or (iv) be obligated to perform any repairs or other work in the Premises beyond Landlord's obligations under the Master Lease. Sublessee shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Sublessee shall be deemed to have given a waiver of subrogation of the type provided for in the Master Lease."

                     (d) any subletting will result in there being no more than two (2) occupants on the eighth (8th) floor of the Premises and one (l) occupant on the ninth (9th) floor of the Premises;

                     (e) the proposed assignee or subtenant shall not be a person then negotiating with Landlord for the rental of any similar space in the Building;

                     (f) Landlord shall be furnished with a duplicate original of the sublease or assignment within ten (10) days after the date of its execution;

                     (g) except with respect to an assignment or sublease pursuant to Section 44G herein, Tenant shall pay to Landlord as Additional Rent when received by Tenant, a sum equal to 50% of (x) any fixed rent and additional rent or other consideration paid to Tenant by any assignee or subtenant which is in excess of the Fixed Rent and Additional Rent then being paid by Tenant to Landlord pursuant to the terms hereof, after first deducting therefrom the reasonable and customary costs for brokerage, attorney, and advertising fees, the cost of work to prepare the Premises for such sublessee, and any taxes contemplated by Section 44H hereof (collectively, the "Sublet Expenses"), which Sublet Expenses may be deducted from the first monies collected by Tenant prior to paying Landlord its share of the net profits; and (y) any other profit or gain realized by Tenant from any such assignment or subletting;

                     (h) there shall be no default by Tenant under this Lease beyond the expiration of any applicable notice and/or grace period when Landlord's consent to any such assignment or subletting is requested or upon the commencement of the term of any such proposed assignment or sublease;

                     (i) the proposed assignee or sublessee is engaged in a business, and shall use the Premises, in a manner which is in keeping with the standards of the Building and its other tenancies;

                     (j) the proposed assignee or sublessee is a reputable person or entity of good character and with sufficient financial worth as reasonably determined by Landlord and Landlord has been furnished with reasonable proof thereof;

                     (k) Tenant shall pay all of Landlord's reasonable out-of-pocket costs and expenses in connection with such assignment or subletting, including without limitation, costs of making investigations as to the acceptability of a proposed subtenant or assignee; and

                     (l) Tenant shall confirm that Tenant's surrender obligations under this Lease shall include restoring the eighth floor of the Premises to a single tenanted floor, in substantially the same condition and design existing prior to its conversion to a multitenanted floor.

                     D. No assignment of this Lease shall be binding upon Landlord unless Tenant shall deliver to Landlord (a) a duplicate original instrument of assignment in form and substance satisfactory to Landlord, duly executed by Tenant, and (b) an agreement, in form and substance satisfactory to Landlord, duly executed by the assignee, whereby the assignee shall unconditionally assume observance and performance of all of the terms and


                                   xxiii
conditions of this Lease on Tenant's part to be observed or performed.

                     E. If this Lease be assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the demised premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Article 11 or this Article, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this Lease shall not in any way be considered to relieve Tenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. The listing of any name other than that of Tenant on any door of the demised premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or the demised premises. Tenant agrees to pay Landlord's reasonable attorneys' fees and disbursements in connection with any proposed assignment of this Lease or any proposed subletting of the demised premises or any part thereof, not to exceed the sum of $1,000.00 in each instance. Neither any assignment of this Lease nor any subletting, occupancy or use of the demised premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant nor any application of any such rent as provided in this Article shall, under any circumstances, relieve, impair, release or discharge Tenant of its obligations fully to perform the terms of this Lease on Tenant's part to be performed.

                     F. Subject to the provisions of Paragraph G hereof, (i) a transfer (however accomplished, whether in a single transaction or in a series of unrelated transactions) of stock (or any other mechanism such as the issuance of additional stock, a stock voting agreement, or changes in class or classes of stock) which results in a change of control of Tenant (or any subtenant), and
(ii) a transfer (by one or more transfers) of an interest in the distributions of profits and losses of any partnership or joint venture (or any other mechanism such as the creation of additional general partnership or limited partnership interests) which results in a change of control of Tenant (or any subtenant) shall be deemed an assignment of this Lease. For purposes of this
Article 44, the term "control" shall mean, (l) ownership or voting control, directly or indirectly, of more than fifty (50%) percent of the outstanding voting stock of a corporation or other majority equity interest if Tenant is not a corporation, or (2) an interest which includes the ability to control the management of the applicable entity, including without limitation, a general partner interest.

                     G. Provided Tenant is not in default hereunder beyond the expiration of any applicable notice and/or grace period, Tenant may, without obtaining Landlord's consent:

                     (a) assign or transfer this Lease to a corporation or other entity into which Tenant shall be merged or consolidated (a "successor entity"), an entity which acquires all or substantially all of the assets, stock, or other equity interest of Tenant (an "acquiring entity"), or an entity which controls, is controlled by, or is under common control with Tenant (a "related entity"),

                     (b) sublet the Premises of portion thereof to a related entity; or

                     (c) permit a related entity to occupy any portion of the Premises; provided that in all such cases: (i) Tenant shall not be in default hereunder at the time of such sublet or assignment; (ii) the principal purpose of such transfer or acquisition is not the acquisition of Tenant's interest in this Lease and is not made to circumvent the provisions of this Article; (iii) in the case of an assignment to a successor entity or acquiring entity, such successor entity or acquiring entity has a net worth immediately following such merger or acquisition computed in accordance with generally accepted accounting principles at least equal to $5,000,000, it being agreed that if the net worth of such successor or acquiring entity shall be less than $5,000,000, such assignment or transfer shall be permitted provided Landlord shall have as security hereunder, an amount equal to nine (9) months of the Fixed Rent payable hereunder at the time of such assignment or transfer; (iv) in the case of an assignment or subletting to a related entity, the rights granted to Tenant pursuant to this Section G shall be for only so long as such assignee or sublessee shall remain a related entity and at such time as such assignee or sublessee shall no longer be a related entity the rights accorded to Tenant by this Section G shall not apply and Tenant shall promptly comply with all of the terms and conditions of this Article 44 with respect to such assignment or subletting; (v) Landlord shall have been delivered, at least ten (10) days prior to the effective date of such assignment or subletting, (l) in the case of an assignment to a successor entity or acquiring entity, proof reasonably satisfactory to Landlord of the net worth of such assignee or sublessee, or (2) in the case of an assignment or subletting to a related entity, proof reasonably satisfactory to Landlord that such assignee or sublessee is a related entity;
(vi) Landlord shall have been delivered, at least ten (10) days prior to the effective date of such assignment or subletting, a duplicate original of the assignment or sublease instrument; (vii) in the event of an assignment, Landlord shall have been delivered, at least ten (10) days prior to the effective date of such assignment, an instrument in form and substance satisfactory to Landlord, duly execued by the assignee, in which such assignee assumes (as of the date of such assignment) observance of and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed; (viii) in the event of a subletting, Landlord shall have received, at least ten (10) days prior to the effective date of such subletting, an instrument in form and substance satisfactory to Landlord, duly executed by the sublessee, in which such sublessee agrees that in the event of a termination of this Lease, such sublessee shall, at Landlord's election, attorn to Landlord upon all of the terms and conditions of this Lease or, at Landlord's election, enter into a new lease with Landlord upon all of the then executory terms and conditions of this Lease with respect to the premises so subleased; and (ix) Landlord shall have received, at least ten (10) days prior to the effective date of such assignment or subletting, an instrument in form and substance acceptable to Landlord, duly executed by such assignee or sublessee, in which such assignee or sublessee consents to the exclusive jurisdiction of the courts of New York State and the Federal courts located in the County of New York, State of New York.

                     H. If required by applicable law, Tenant shall complete, swear to and file any questionnaires, tax returns, affidavits or other documentation which may be required to be filed (a) with the New York State Department of Taxation and Finance in connection with Article 31-B of the Tax Law of the

State of New York, (b) with the Commissioner of Finance of the City of New York in connection with the New York City Real Property Transfer Tax and (c) with the appropriate governmental agency in connection with any other tax which may now or hereafter be in effect. Tenant further agrees to pay any amounts which may be assessed in connection with any of such taxes and to indemnify Landlord against and to hold Landlord harmless from any claims for payment of such taxes. The provisions of this paragraph shall survive the expiration or sooner termination of this Lease.

                     I.  The provisions of this Article 44 (other than Section
44G) shall apply to permitted subtenants and assignees hereunder.

                     J. In connection with a sublease for the entire Premises or for all of the eighth (8th) floor comprising the Premises, in either case for the balance of the Term, which is consented to by Landlord, Landlord, upon Tenant's request, shall, at Tenant's expense, furnish the sublessee under such sublease with a recognition and non-disturbance agreement, in form and substance reasonably acceptable to Landlord, pursuant to which Landlord, upon a termination of this Lease, shall recognize the tenancy of such sublessee upon all the terms and provisions of this Lease and not such sublease and at the greater of (i) the fixed rent and additional rent under such sublease and (ii) the Fixed Rent and Additional Rent payable hereunder; PROVIDED, HOWEVER, that such subtenant shall deposit with Landlord as security an amount to be reasonably determined by Landlord based upon the net worth of such subtenant at the time of the attornment, and provided such sublessee then attorns to Landlord.

ESTOPPEL
CERTIFICATE:

               45. (a) Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing setting forth the Rent Commencement Date, the Expiration Date and the Fixed Rent and certifying (i) that this Lease is unmodified and in full force and effect (or if there has been any modification, that the same is in full force and effect as modified and stating the modification), (ii) the dates to which the Fixed Rent and Additional Rent have been paid in advance, if any, (iii) whether or not to the knowledge of Tenant, Landlord is in default in performance of any of its obligations under this Lease and, if so, specifying each such default of which Tenant may have knowledge, (iv) whether there exist any offsets or defenses against enforcement of any of the terms of this Lease upon the part of Tenant to be performed, and, if so, specifying the same, and (v) such further information as Landlord may reasonably request. Any such statement shall be binding upon Tenant and may be relied upon by Landlord and by any prospective purchaser of the Real Property and/or the Building or any part thereof or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof.

                     (b) Landlord shall at any time and from time to time, upon not less than ten (10) days' prior written notice from Tenant, execute, acknowledge and deliver to Tenant a statement in writing setting forth the Rent Commencement Date, the Expiration Date and the Fixed Rent, and certifying (i) that this Lease is unmodified and in full force and effect (or if there has been any modification that the same is in full force and effect as modified and stating the modification), (ii) the dates to which the Fixed Rent and Additional Rent have been paid in advance, if any (subject however to Landlord's right to (x) furnish a Landlord's Statement for a prior period, or (y) bill Tenant for Additional Rent not theretofore billed, and Tenant's obligation to pay the same in accordance with this Lease) and (iii) whether or not to the knowledge of Landlord, Tenant is in default in the performance of any of its obligations under this Lease, and if so, specifying each default of which Landlord may have knowledge.

SUBORDINATION AND
ATTORNMENT:

               46. A. This lease and all rights of Tenant hereunder are and shall be subject and subordinate to (a) all present and future ground leases, superior leases, and grants of term of the land on which the Building stands ("Land") and the Building or any portion thereof (collectively, the "Superior Lease"), (b) all mortgages and building loan agreements, including leasehold mortgages and spreader and consolidation agreements, which may now or hereafter affect the Land, the Building or the Superior Lease and all advances made thereunder (collectively the "Superior Mortgage"), and (c) all amendments, modifications, supplements, renewals, substitutions, refinancings and extensions of the Superior Lease and the Superior Mortgage and all spreaders and consolidations of the Superior Mortgage. The subordination set forth in the preceding sentence shall only be effective if the holder of any future Superior Mortgage (a "Superior Mortgagee") or future Superior Lease (a "Superior Lessor") shall grant to the named Tenant herein a so-called nondisturbance agreement or recognition agreement, as the case may be, which shall be on such Superior Mortgagee's or Superior Lessor's standard form which shall be in form reasonably acceptable to Tenant and such Superior Mortgagee or Superior Lessor; subject, however, to the provisions of subparagraph D below. Notwithstanding the foregoing, Landlord shall have no obligation to deliver such nondisturbance or recognition agreement for the benefit of the named Tenant herein if Tenant shall be in default of any monetary obligation or material non-monetary obligation hereunder beyond the expiration of any applicable notice and/or grace period. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required. Tenant shall promptly execute and deliver, at its own expense, any instrument, in recordable form if requested, that Landlord, the Superior Lessor or the Superior Mortgagee may reasonably request to evidence such subordination. The Superior Mortgagee may elect that this Lease shall have priority over its Superior Mortgage and, upon notification by the Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Superior Mortgage. If, in connection with the obtaining, continuing or renewing of any Superior Mortgage, the Superior Mortgagee shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold its consent thereto, provided such modifications do not increase Tenant's obligations hereunder or adversely affect Tenant's rights hereunder.

               B. Landlord hereby notifies Tenant that this Lease may not be voluntarily canceled or surrendered, or modified or amended so as to reduce the rent, shorten the Term or adversely affect in any other respect to any material extent the rights of Landlord hereunder nor may Landlord accept prepayments of any installments of rent except for prepayments in the nature of security for the performance of Tenant's obligations hereunder without the consent of each Superior Mortgagee and Superior Lessor in each instance.

               C. If any Superior Mortgagee or Superior Lessor or its successors or assigns of the foregoing (collectively referred to as "Successor Landlord") shall succeed to the rights


                                    xxvii
of Landlord under this Lease, Tenant agrees, at the election and upon request of any such Successor Landlord, to fully and completely attorn to and recognize any such Successor Landlord, as Tenant's landlord under this Lease upon the then executory terms of this Lease provided such Successor Landlord shall agree in writing to accept Tenant's attornment. The foregoing provisions of this Section shall inure to the benefit of any such Successor Landlord, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of the Superior Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

               D. In connection with the delivery of a non-disturbance agreement as set forth above, Tenant must (a) provide to any such Superior Lessor or Superior Mortgagee all such information as such Superior Lessor or Superior Mortgagee may reasonably require within twenty (20) days following request by Landlord, including without limitation, financial statements certified by Tenant's certified public accountant, (b) execute, acknowledge and return within twenty (20) days the form of non-disturbance or recognition agreement provided by such Superior Lessor or Superior Mortgagee, and (c) pay all of such Superior Mortgagee's or Superior Lessor's costs and such Superior Mortgagee's or Superior Lessor's counsels' fees in connection with Tenant's negotiation of such standard form of non-disturbance or recognition agreement provided by any Superior Mortgagee or Superior Lessor. If Tenant does not deliver any such requested financial information or execute the form of such agreement provided by any Superior Mortgagee or Superior Lessor as described in
Section 46A above, Tenant acknowledges that Landlord shall have satisfied its obligation pursuant to this Paragraph and the Lease shall be subordinate to such Superior Mortgage or Superior Lease, notwithstanding anything herein to the contrary.

NON-LIABILITY AND
INDEMNIFICATION:

               47. A. Neither Landlord nor Landlord's agents, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises for any injury to Tenant or to any other person or for any damage to, or theft or other loss of, any of Tenant's property or of the property of any other person, unless due to the negligence of Landlord or Landlord's agents provided, however, that even if due to any such negligence of Landlord or Landlord's agents, Tenant waives, to the full extent permitted by law, any claim for consequential damages in connection therewith and Landlord and Landlord's agents shall not be liable, to the extent of Tenant's insurance coverage, for any loss or damage to any person or property even if due to the negligence of Landlord or Landlord's agents. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor Landlord's agents shall be liable for any loss of or damage to any such property by theft or otherwise.

                     B. (a) Except to the extent due to the negligence of Landlord or Landlord's Agents and subject to the provisions of Section 48B hereof, Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any and all loss, cost, liability, claim, damage, fine, penalty and expense including reasonable attorneys' fees and disbursements in connection with or arising from (a) any default by Tenant in the


                                  xxviii
performance or observance of any of the terms of this Lease, or (b) the use or occupancy of the Premises by Tenant or any person claiming under Tenant (other than for general office use), or (c) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, employees, invitees or licensees of Tenant or any such person, in or about the Premises or the Real Property. Tenant shall pay to Landlord as Additional Rent, within ten (10) days following rendition by Landlord to Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to this Section.

                         (b)  Except to the extent due to the negligence of
Tenant or Tenant's Agents and subject to the provisions of Section 48B hereof, Landlord hereby indemnifies and agrees to hold Tenant harmless from and against any and all loss, cost, liability, claim, damage, fine, penalty and expense, including reasonable attorney's fees and disbursements, in connection with, or arising from, any willful acts, omissions or negligence of Landlord or Landlord's Agents in and about the Premises or the Real Property.

                     C. Notwithstanding anything to the contrary contained herein, Tenant shall look only to Landlord's estate in the Real Property (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its agents, directors, officers, shareholders, partners or principals (disclosed or undisclosed) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law or Tenant's use or occupancy of the Premises or any other liability of Landlord to Tenant.

                     D. The provisions of this Article shall survive the expiration or sooner termination of this Lease.


INSURANCE:

               48. A. Tenant, at its expense, shall maintain at all times during the Term (a) "all risk" property insurance covering Tenant's property and improvements and betterments to a limit of not less than the full replacement cost thereof and (b) comprehensive general liability insurance covering personal injury and property damage, with such limits as may reasonably be requested by Landlord from time to time, but not less than $3,000,000 in respect to bodily injury or death arising out of any one occurrence and $1,000,000 for property damage. The policy or policies evidencing such insurance shall include Landlord and such parties as Landlord shall designate as a named additional insured. The limits of such insurance shall not limit the liability of Tenant. All policies required to be maintained pursuant to the provisions of this Lease shall be issued by an insurance company or companies having a Best's rating (or any successor publication of comparable standing) of at least A/XIV and authorized to do business in the State of New York. All policies required to be maintained pursuant to the provisions of this Lease shall have a written undertaking from the insurer to notify all insureds thereunder at least thirty (30) days prior to cancellation thereof. Upon the execution of this Lease, Tenant shall deliver to Landlord such fully paid for policies or certificates of insurance evidencing any such policy. Such certificate or certificates of insurance shall specifically have the indemnity clause referred to in Article 48 (B) typed hereon evidencing that said "hold harmless" clause has been insured. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, upon fifteen days' prior written notice to Tenant, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the Interest Rate, to Landlord on demand and said sum shall be in each instance collectible as Additional Rent on the first day of the month following the date of payment by Landlord. During such times as Tenant shall be performing any Alteration, Tenant shall carry or cause to be carried (and shall provide Landlord with evidence thereof) (i) worker's compensation insurance covering all persons employed in connection with the Alteration in statutory limits, (ii) broad form comprehensive general liability insurance including a completed operations endorsement with limits of liability of not less than $1,000,000 combined single limit bodily injury and property damage, (iii) builder's risk insurance, completed value non-reporting form, covering all physical loss, in an amount reasonably satisfactory to Landlord,
(iv) an umbrella policy in amounts required by Landlord, which amounts shall be commercially reasonable, and (v) such other insurance, and in such amounts as shall become commercially reasonable for landlords of similar buildings to require to protect Landlord's interest in the Premises and the Building from any act or omission of Tenant's contractors and subcontractors. Tenant shall be entitled to maintain all or any portion of the required insurance coverage under a so-called "blanket policy", provided such policy shall in all respects comply with this Article 48 and shall specify that the portion of the total coverage of such policy allocable to the Premises is in the amounts required pursuant to this Article 48. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default.

                     B. Each party agrees to have included in each of its insurance policies a waiver of the insurer's right of subrogation against the other party during the term of this Lease or, if such waiver should be unobtainable or unenforceable, (i) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from either party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its best efforts to obtain the same from another insurance company described herein. If such policy shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such policy shall notify the other thereof, and the party in whose favor the waiver is desired shall pay the additional premium. Each party shall look first to any insurance in its favor before making any claim against the other party, and each party hereby releases the other party, with respect to any claim (including a claim for negligence) which it might otherwise have against the other party, for loss, damage or destruction with respect to its property occurring during the term of this Lease to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided n the preceding subdivision so this Section. Nothing contained in this Section shall be deemed to relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild.

                     C. During the Term, Landlord agrees to maintain in full force and effect (a) all-risk property insurance for the Building with a replacement cost endorsement and agreed value endorsement and (b) public liability insurance with limits


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

generally maintained by prudent owners of comparable buildings to the Building located in Manhattan.

REPEATED DEFAULTS:

               49.   Intentionally Deleted.

TRANSFER AFTER BANKRUPTCY:

               50. A. To the extent permitted by applicable law, if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ. (the "Bankruptcy Code"), any and all consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code.

                     B. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant but in any event no later than ten
(10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

NOTICES:

               51. Every notice (other than rent bills), demand, consent, approval, request or other communication (collectively, "notices") which may be or is required to be given under this Lease or by law shall be in writing and shall be sent either (a) by United States certified or registered mail, postage prepaid, return receipt requested, or (b) by overnight courier or hand delivery (against confirmation of delivery or rejection of delivery), and shall be addressed:

                     A.  if to Landlord, to:

                              B.J.W. Associates
                              c/o Winter Management Corp.
                              641 Lexington Avenue
                              New York, New York 10022
                              Attention: General Partner

                     B.  if to Tenant, prior to the Rent Commencement Date to:

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

                              Louis Harris and Associates, Inc.
                              630 Fifth Avenue
                              New York, New York
                              Attention: President

and following the Rent Commencement Date notices to Tenant shall be sent to the Premises, Attention: President and the same shall be deemed delivered (A) on three (3) business days after deposited in the United States mail, (B) the day following delivery to an overnight courier or (C) when delivered by hand. A copy of any notice to Landlord shall also be delivered to Landlord's counsel, Richards & O'Neil, 885 Third Avenue, New York, New York 10022,
Attention: Kenneth L. Sankin, Esq. and a copy of any default notice to Tenant shall be sent to Thomas L. Chapple, Esq., General Counsel, Gannett Co., Inc, 1100 Wilson Blvd., Arlington, VA 22334. A notice given by counsel for Landlord or Tenant shall be deemed a valid notice if addressed and sent in accordance with the provisions of this Article. Either party may designate, by similar written notice to the other party, any other address for such purposes Each of the parties hereto waives personal or any other service other than as provided for in this Article. Notwithstanding the foregoing, either party hereto may give the other party facsimile notice of the need of emergency repairs. Notices requesting after hours services pursuant to
Article 39 may be given by delivery to the Building Manager or any other person in the Building designated by Landlord to receive such notices.

ALTERATIONS:

               52. A. (a) Supplementing the provisions of Article 3, Tenant shall make no improvements, changes or alterations in or to the Premises ("Alterations" or "Alteration") without Landlord's prior written approval, which consent shall not be (A) required with respect to painting and decorative changes or to any changes costing less than $50,000, or (B) unreasonably withheld or delayed with respect to any other changes or Alterations, provided that, in both instances, such alterations do not affect the structure of the Building or Building Systems and Tenant shall first notify Landlord of such Alterations or changes. Before proceeding with any Alteration (other than painting, decorating, wall covering or carpeting, provided Tenant shall otherwise be in compliance with this Article and provided further that Tenant shall provide Landlord with notice thereof), Tenant shall obtain Landlord's approval of the plans and specifications for the work to be done, which shall include a scheduled completion date, and Tenant shall not proceed with such work until it obtains Landlord's written approval of such work, plans and specifications, which approval shall be given or withheld within fifteen (15) days following Tenant's request therefor. Landlord's failure to respond within said fifteen (15) day period shall be deemed to constitute Landlord's approval thereof. Landlord's approval of the plans and specifications shall not be deemed a representation that the Alteration is in compliance with Legal Requirements. If any Superior Mortgagee or Superior Lessor shall not approve such Alteration, Landlord shall have the right to withhold its consent to such Alteration.

                         (b)  Tenant shall pay to Landlord within thirty (30)
days following request therefor, as Additional Rent, Landlord's reasonable, actual out-of-pocket costs and expenses (including, without limitation, the fees of any architect or engineer employed by Landlord or any Superior Lessor or Superior Mortgagee for such purpose) for (i) reviewing said plans and specifications and (ii) inspecting the Alterations.

                                   xxxii

                     B. (a) Before proceeding with any Alteration (other than Tenant's Work) estimated to cost in excess of $100,00000, Tenant shall furnish to Landlord one of the following (as selected by Tenant): (i) a cash deposit or (ii) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New York reasonably satisfactory to Landlord), or (iii) an irrevocable, unconditional, negotiable letter of credit, issued by and drawn on a bank or trust company which is reasonably acceptable to Landlord in a form reasonably satisfactory to Landlord; each in an amount equal to one hundred twenty-five (125%) percent of the estimated cost of the Alteration.

                         (b)  Upon (i) the completion of the Alteration in
accordance with the terms of this Article and (ii) the submission to Landlord of reasonable proof evidencing the payment in full for said Alteration including, but not limited to, delivery of Waivers of Mechanic Liens (as defined below), the security deposited with Landlord (or the balance of the proceeds thereof, if Tenant has furnished cash or a letter of credit and if Landlord has drawn on the same) shall be returned to Tenant.

                         (c)  Upon the Tenant's failure to properly perform,
complete and fully pay for the said Alteration, as reasonably determined by Landlord, Landlord, upon prior notice to Tenant, shall be entitled to draw on the security deposited under this Article and Article 33 to the extent it reasonably deems necessary to complete any incomplete or otherwise hazardous Alteration, to effect any necessary restoration and/or protection of the Premises or the Real Property and to apply such funds to the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant's obligations under this Article and the Lease relating to Alterations and repairs, including the satisfaction of any mechanic's lien.

                     C. Tenant may, at its sole cost and expense, and subject to the provisions hereof, install an internal staircase between the floors comprising the Premises, provided such alteration shall be performed in accordance with all applicable provisions of this Lease. Tenant shall provide Landlord with complete approved plans and specifications for such staircase, it being agreed that the location (with respect solely to structural and Building system issues, Landlord hereby agreeing in concept to the location shown on the Plans), design, engineering and demolition work relating to the installation thereof shall be subject to review and approval by Landlord and its engineers. Landlord hereby agrees that Tenant shall not be required to remove such staircase upon the expiration of this Lease, except that if Tenant shall ever sublet all or any portion of the ninth (9th) floor comprising the Premises or all or substantially all of the eighth (8th) floor comprising the Premises, Tenant shall be obligated, at its sole cost and expense, to remove the staircase and restore the damage caused thereby, which shall include, but not be limited to, closing the slab between the 8th and 9th floors to its original condition.

                     D. If in connection with any Alterations Tenant shall hire the services of any contractor or construction manager, Tenant shall enter into an agreement with such party which shall provide that such contractor or construction manager, as well as all subcontractors, materialmen and suppliers hired in connection therewith (all of the foregoing known collectively as the "Contractors"), shall upon receiving any payment respecting such Alterations deliver to Tenant a duly executed Waiver of Mechanic's Lien evidencing payment in full for the cost of work, labor and/or services theretofore furnished. Said Waivers of Mechanic's Lien shall name the Landlord and Tenant as the beneficiaries of such Waivers and shall be in a form reasonably acceptable to Landlord. Prior to the commencement of any Alter-

                                    xxxiii
actions, a form of the Waiver of Mechanic's Lien to be given by each such Contractor must be approved by Landlord, which approval shall not be unreasonably withheld or delayed.

                     E. All Alterations shall be performed by Tenant in compliance with the Rules and Regulations, all applicable requirements of insurance bodies, and with Legal Requirements and the same shall be diligently performed in a good and workmanlike manner.

LANDLORD'S WORK:

               53. Landlord shall not be required to perform any work to the Premises other than as set forth in Exhibit C annexed hereto ("Landlord's Work"), which shall be performed in a good and workmanlike manner and in accordance with all Legal Requirements.

LANDLORD'S CONTRIBUTION:

               54. A. Landlord shall make a contribution ("Landlord's Contribution") in the amount of sums expended by Tenant on Tenant's initial permanent leasehold improvements in the Premises ("Tenant's Work"), but in no event greater than $727,500.00. Tenant represents that a portion of Landlord's Contribution shall be used by Tenant to install a bathroom within the Premises, which shall be in compliance with Legal Requirements. No more than twenty percent (20%) of Landlord's Contribution may be used for Soft Costs (as hereinafter defined). Such Landlord's Contribution shall be made in Pro Rata Installments (hereinafter defined) within ten (10) days following Tenant's request for payment, but in no event more than once per month, and shall be given to Tenant upon satisfaction of the following conditions with respect to each such request for payment:

               (i) Tenant shall have delivered to Landlord a completed requisition for payment, signed and certified as true by Tenant and by Tenant's architect, stating the amount requested for payment, which shall include an itemized breakdown of the costs and expenses for which payment is requested by Tenant, stating the percentage of Tenant's Work that has been completed, and shall indicate a minimum of ten (10%) percent retainage of payments by Tenant to its contractors (it being understood that any request for payment hereunder shall not be on account of such required retainage, unless such retainage is payable as hereinafter set forth), accompanied by copies of invoices, bills or receipts (or other evidence reasonably satisfactory to Landlord) for the costs with respect to which such request for payment is being made;

               (ii) such Tenant's Work shall have been completed in accordance with plans and specifications approved by Landlord and otherwise in accordance with the Lease and such completion shall be certified by Tenant and Tenant's architect;

               (iii) Tenant shall not be in default under the Lease beyond the expiration of any applicable notice and or grace period; and

               (iv) Tenant shall have fully paid all bills (other than those for which payment is then being requested) for labor, materials and services in connection with Tenant's Work performed through such request for payment, and Tenant shall provide Landlord with (i) satisfactory evidence of payment thereof, including paid bills and canceled checks, and (ii) executed lien waivers from all contractors and subcontractors respecting work

                                     xxxiv
performed (other than those for which payment is then being requested).

               B. One half of the final Pro Rata Installment, which shall not be less than 5% of Landlord's Contribution, shall not be paid until satisfaction of the provisions above, and the remaining 5% of Landlord's Contribution shall not be paid until Tenant provides Landlord with evidence that the applicable municipal department has issued the appropriate sign-offs relating to Tenant's Work, it being agreed that if Tenant cannot then deliver the sign-offs relating to sprinkler and fire alarm systems, Landlord may withhold $10,000 from the last 5% of Landlord's Contribution until such sign-offs are obtained and delivered to Landlord.

               C. "Pro Rata Installments" shall mean the cost of the portion of Tenant's Work performed multiplied by a fraction, the numerator of which is Landlord's Contribution and the denominator of which is the total cost of Tenant's Work, as reasonably estimated by Landlord based upon information, plans and construction contracts given by Tenant to Landlord.

               D. The term "Soft Costs" shall mean any amounts paid by Tenant in connection with Tenant's Work attributable to architect, attorney, engineering, permit and filing fees, the cost of Tenant's telephone system for the Premises and moving expenses relating to the initial occupancy of the Premises.

               E. During the performance of Tenant's Work, Tenant shall not be responsible for the costs of any services supplied to the Premises other than electricity, as measured by the submeter(s), and any overtime services requested by Tenant.

RENEWAL OPTIONS:

               55. A. Provided Tenant is not in default under any of the terms of this Lease beyond the expiration of any applicable notice and/or grace period at the time of the exercise of this option or at the time of the commencement of the First Renewal Term or the Second Renewal Term, as the case may be (as hereinafter defined), Tenant shall have the right to renew the original term of this Lease ("Original Term") with respect to the entire Premises demised hereunder or with respect to all of the space on the eighth floor comprising the Premises, provided the named Tenant herein (or any entity identified in Section 44G hereof) shall be in occupancy of not less than all of the eighth floor, for two (2) periods of five (5) years each, the first such Renewal Term (the "First Renewal Term") to commence on the day following the expiration of the Original Term (the "First Renewal Term Commencement Date") and expiring on the day immediately prior to the fifth anniversary of the First Renewal Term Commencement Date and the second such Renewal Term (the "Second Renewal Term") commencing on the fifth anniversary of the First Renewal Term Commencement Date and expiring on the day immediately preceding the tenth (10th) anniversary of the First Renewal Term Commencement Date. Each such Renewal Term shall be upon the same terms as in this Lease (including the provisions of Articles 38 and 41), except that (i) the Fixed Rent during the each Renewal Term shall be determined as provided in Paragraph C of this Article, (ii) Tenant shall have no right to renew the term of this Lease for any period beyond the Second Renewal Term, (iii) Landlord's Basic Tax Liability and Landlord's Base Operating Year shall be modified to reflect the then current fiscal or calendar year, as the case may be, and (iv) the terms of this Lease relating to the Abatement Period, Landlord's Work and Landlord's Contribution shall not be applicable to either Renewal Term. If Tenant so elects to renew the Term of this Lease for either Renewal Term, Tenant shall give written notice

("Tenant's Notice") to Landlord of such election no later than twelve months prior to the commencement of the respective Renewal Term. Upon Landlord's receipt of Tenant's Notice, this Lease, subject to the provisions of this Article shall be automatically extended for the Renewal Term then applicable (it being understood that Tenant shall only be entitled to exercise the option for the Second Renewal Term if Tenant has effectively exercised the option for the First Renewal Term), with the same force and effect as if such Renewal Term had been originally included in the Term.

                     B.  As used herein:

                     (a) the term "FMV" shall mean the annual fair market rental value of the Premises in its condition on the Rent Appraisal Date.

                     (b) the term "Rent Appraisal Date" shall mean the commencement date of the First Renewal Term or the Second Renewal Term, as the case may be.

                     C. If Tenant elects to renew the Term of this Lease for either Renewal Term, the Fixed Rent for such Renewal Term shall be 95% of the FMV.

                     D. The FMV shall be determined by the mutual written agreement of Landlord and Tenant. In the event that Landlord and Tenant shall not have reached mutual agreement as to the FMV no later than twelve months prior to the applicable Rent Appraisal Date, then Landlord and Tenant each shall, no later than two months thereafter select a Real Estate Appraiser, as hereinafter defined. If either party shall fail to so appoint a Real Estate Appraiser, the one Real Estate Appraiser so appointed shall proceed to determine the FMV. In the event that the Real Estate Appraisers selected by Landlord and Tenant agree as to the FMV, said determination shall be binding on Landlord and Tenant. In the event that the Real Estate Appraisers selected by Landlord and Tenant cannot agree as to the FMV no later than eight months prior to the applicable Rent Appraisal Date, then said Real Estate Appraisers shall jointly select a third Real Estate Appraiser, provided that if they cannot agree on the third Real Estate Appraiser no later than seven months prior to the applicable Rent Appraisal Date, then said third Real Estate Appraiser shall be selected in accordance with the rules prescribed by the American Arbitration Association in New York, New York (or any successor thereto). The FMV shall then be determined by the third Real Estate Appraiser no later than six months prior to the applicable Rent Appraisal Date, and said determination shall be binding on Landlord and Tenant. The term "Real Estate Appraiser" shall mean a fit and impartial person having not less than ten (10) years' experience as an appraiser of leasehold estates relating to first class mid-town south Manhattan office buildings and in addition, shall have had experience appraising leasehold estates in the vicinity of the Building. The appraisal shall be conducted in accordance with the provisions of this Section and, to the extent not inconsistent herewith, in accordance with the prevailing rules of the American Arbitration Association in New York (or any successor thereto). The final determination of the Real Estate Appraiser(s) shall be in writing and shall be binding and conclusive upon the parties, each of which shall receive counterpart copies thereof. In rendering such decision the Real Estate Appraiser(s) shall not add to, subtract from or otherwise modify the provisions of this Lease. The reasonable fees and expenses of the third Real Estate Appraiser shall be borne equally by Landlord and Tenant, and each party shall be responsible for the fees and expenses pf the Real Estate Appraiser selected by such party. Tenant's share of the fees and expenses of the third Real Estate Appraiser shall be considered

                                     xxxvi

Additional Rent hereunder and shall be payable by Tenant within thirty (30) days of Landlord's written request thereafter. In determining the FMV, the Real Estate Appraiser(s) shall consider the effect of the other terms and conditions of this Lease and the fact that the Premises will be leased in their then "as-is" condition. Instructions to such effect shall be given to the Real Estate Appraisers. If by the commencement of a Renewal Term the Fixed Rent pursuant to this Section shall not have been determined by the Real Estate Appraiser(s), Tenant shall pay Fixed Rent hereunder until such determination is made at the rate then paid by Tenant for the Premises for such period, subject to adjustment upon determination of such Fixed Rent whether by appraisal by the Real Estate Appraiser(s) as hereinabove provided or by agreement of Landlord and Tenant. Upon such determination, Tenant shall promptly pay to Landlord any underpayment of Fixed Rent and, in the event of any overpayment of Fixed Rent during such period, Landlord shall credit the amount of such overpayment of Fixed Rent against the payments of Fixed Rent next coming due until such time as the overpayment has been fully credited to Tenant.

                     E. The Fixed Rent to be paid during each Renewal Term shall be the Fixed Rent for such Renewal Term, as determined pursuant to Paragraph C hereof.

                     F. Nothing in this Article shall affect Tenant's obligations to pay Additional Rent under this Lease except that during each Renewal Term the terms "Landlord's Basic Tax Liability" and "Landlord's Base Operating Year" shall be modified to reflect the current fiscal or calendar year, as the case may be, on the commencement date of such Renewal Term.

                     G. In the event that Tenant exercises its option in respect of a Renewal Term in accordance with this Article, the term "Term" shall mean the Original Term as extended for the Renewal Term, and the term "Expiration Date" shall mean the date of expiration of such Renewal Term.

                     H. Any termination, cancellation or surrender of this Lease shall terminate any right of renewal for the Renewal Terms.

                     I. Upon the determination of the Fixed Rent for a Renewal Term, Landlord and Tenant, upon the demand of either of them, shall enter into a supplementary agreement, to set forth such Fixed Rent.

                     J. Time shall be of the essence with respect to the exercise by Tenant of its options under this Article.

RIGHT OF FIRST OFFER FOR ADDITIONAL SPACE:

               56. A. If at any time during the Original Term any space on the ninth (9th) floor of the Building shall become available for leasing (the "Additional Space"), then Landlord shall deliver to Tenant a notice indicating the principal business terms on which Landlord is willing to so lease such Additional Space, which offer shall also indicate the date on which the Additional Space shall be available for occupancy by Tenant (the "Additional Space Commencement Date"). For a period of fifteen (15) days following delivery of such notice to Tenant, Landlord agrees to negotiate in good faith with Tenant for the lease of such Additional Space, unless Tenant waives such requirement in writing.

                     B. In the event Landlord and Tenant shall have failed to enter into a written agreement (or amendment to this

                                   xxxvii

Lease) to lease the Additional Space within such fifteen (15) day period for any reason whatsoever, then (i) Tenant shall be deemed to have rejected Landlord's offer to lease such Additional Space, and (ii) Landlord shall have no further obligations to Tenant under this Article with respect to such Additional Space, until such Additional Space shall again be made available for leasing, in which case the provisions of this Article shall again apply. Tenant agrees to keep all information regarding Landlord's intentions relating to the Additional Space in strict confidence.

          C. In the event Landlord and Tenant shall have entered into a written agreement (or amendment to this Lease) for the lease of any Additional Space in accordance with the terms of this Article, then effective for a period from the Additional Space Commencement Date until the Expiration Date, such Additional Space shall automatically be added to and from a part of the Premises with the same force and effect as if originally demised hereunder.

          D. If Landlord is unable to give possession of any Additional Space on the Additional Space Commencement Date, for any reason whatsoever, Landlord shall have no liability to Tenant therefor and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the Term, but the rent payable for the Additional Space shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord shall have delivered possession of such Additional Space to Tenant. The provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

          E. The termination, cancellation or surrender of this Lease shall terminate any rights of Tenant pursuant to this Article.

          F. The rights of Tenant under this Article are expressly subject to any and all rights of existing tenants of the Building under their respective leases with Landlord to lease any Additional Space

          G. Time shall be of the essence with respect to the exercise by Tenant of its rights set forth in this Article.

TENANT'S ROOF RIGHTS

          57.  A.    Landlord agrees that, subject to all Legal Requirements,
and further subject to the conditions and limitations hereinafter stipulated, during the term of this Lease, Tenant, at Tenant's sole cost and expense, but at no charge to Landlord, may install on a portion of the rooftop, the location of which shall be determined by Landlord, a satellite dish, together with such other communication equipment as Tenant shall deem necessary (collectively, the "Equipment"), provided and on condition that: (i) the Equipment shall be confined to a square portion of the rooftop, the location of which to be mutually agreed to by Landlord and Tenant, not exceeding ten feet by ten feet and shall not disturb the architectural and structural integrity of the Building and roof; (ii) the installation and position of such satellite dish and reasonably required support structures shall comply with all applicable Legal Requirements; (iii) the installation of any electrical or communications lines ("Wiring") and related equipment in connection with the installation and operation of the Equipment, as well as the manner and location (i.e., routing) of all Wiring and related equipment in connection therewith shall (A) be at Tenant's sole cost and expense, (B) be subject to Landlord's prior consent which shall not be unreasonably withheld or delayed, and (C) comply with all applicable Legal Requirements; and (iv) the Equipment, reasonably required support structures, Wiring and related equipment shall be maintained and kept in good repair by Tenant, at Tenant's sole cost and expense. The parties agree that Tenant's use of the rooftop of the Building is a nonexclusive use and Landlord may permit the use of any other portion of the roof to any other person, firm or corporation, including Landlord, for any use including the installation of other satellite dishes and support equipment.

          B. For the purpose of installing, servicing or repairing the Equipment and related equipment, Tenant shall have access to the rooftop of the Building upon prior reasonable request of Landlord. All access by Tenant to the roof of the Building shall be subject to the supervision

                                   xxxviii
and control of Landlord and to Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment and installations and equipment of other tenants of the Building as may be located on the roof of the Building. Landlord shall have the right to assign a Building representative to be present during the duration of Tenant's access to the rooftop.

          C. Tenant, at Tenant's sole cost and expense, shall secure and thereafter maintain all permits and licenses required for the installation and operation of the Equipment and any support structures and related equipment erected or installed by Tenant pursuant to the provisions of this
Article 57, including, without limitation, any approval, license or permit required from the Federal Communications Commission. Tenant also agrees to advise its insurance carrier of the existence of the Equipment and cause said satellite dish to be properly insured hereunder.

          D. Tenant agrees that Landlord shall not be required to provide any services whatsoever to the rooftop of the Building, it being understood that Tenant shall be responsible for connecting the Equipment to an electrical source.. Tenant agrees that Tenant will pay for all electrical service required for Tenant's use of the Equipment, including without limitation, the installation and maintenance of electric meters, and related equipment erected or installed by Tenant pursuant to the provisions of this
Article 57 in accordance with Article 41 of this Lease.

          E. The Equipment, support structures and related equipment installed by Tenant, pursuant to the provisions of this Article 57 shall be Tenant's personal property, and, upon the expiration of the term of this Lease, or upon its earlier termination in any manner, shall be removed by Tenant at Tenant's sole cost and expense. All Wiring and related electrical equipment installed by Tenant in connection with the installation and operation of the Equipment shall be Tenant's personal property. Tenant, at Tenant's sole cost and expense, shall promptly repair any and all damage to the rooftop of the Building and to any other part of the Building caused by or resulting from the installation, maintenance and repair, operation or removal of the Equipment, support structures, Wiring and related equipment erected or installed by Tenant pursuant to the provisions of this Article 57 and restore said affected areas to their condition as existed prior to the installation of the Equipment and related equipment, reasonable wear and tear.

          F. Tenant covenants and agrees that all installations made by Tenant on the rooftop of the Building or in any other part of the Building pursuant to the provisions of this Article 57 shall be at the sole risk of Tenant, and neither Landlord nor Landlord's agent or employees shall be liable for any damage or injury thereto caused in any manner, except to the extent caused by the negligence or willful misconduct of Landlord, its agents and employees. Tenant acknowledges that the indemnity provisions set forth in this Lease shall apply in connection with any damage, claim or injury relating to the Equipment.

          G. If any installation referred to in this Article 57 shall cause any damage to the roof or shall revoke, negate or in any manner impair or limit any roof warranty or guaranty obtained by Landlord, then Tenant shall promptly reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result thereof.

          H. All plans and specifications for the installations to be done and made by Tenant pursuant to the provisions of this Article 57 shall be subject to the prior approval of Landlord, which shall not be unreasonably withheld or delayed in accordance with the provisions of Article 52 hereof and shall be subject to all other applicable provisions of Article 52.

          I. Tenant covenants and agrees that the Equipment, support structures, Wiring and related electrical equipment to be installed by Tenant shall not interfere with or adversely affect any equipment, installations, lines or machinery of the Building or any other tenant of the Building, including, without limitation, any other communications equipment in, on top of or otherwise outside the Building or access thereto for maintenance, repair or removal.

          J. Tenant acknowledges being advised by Landlord that Landlord may grant to third parties, various rights and licenses to utilize various portions of the Building and rooftop thereof for the installation of microwave dishes, satellite communications equipment, whip antennae and

                                     xxxix
other communications equipment and related equipment (hereinafter all of the foregoing are collectively referred to as "Other Communications Equipment") and that, inasmuch as Landlord's ability to facilitate the installation and operation of such Other Communications Equipment will be of paramount importance to Landlord, Landlord shall have the right at its sole cost and expense, at any time and from time to time, during the Term of this Lease, upon thirty (30) days' prior written notice to Tenant, to relocate Tenant's Equipment, support structures and related equipment to other areas of the Building and rooftop thereof, as Landlord may determine so as to accommodate such Other Communications Equipment on the roof of the Building and so as to eliminate, or not to create, problems of interference with respect to or between Other Communications Equipment now, or in the future, installed on the roof. Tenant shall cooperate with Landlord to effectuate the relocation of Tenant's satellite dish, support structures and related equipment, as shall be required by Landlord. All costs involved in such relocation shall be borne by Landlord. In the event that any Other Communications Equipment shall interfere with the proper operation of the Equipment, Landlord shall cause such Other Communications Equipment to cease operating until such interference is corrected.

MISCELLANEOUS PROVISIONS:

          58.  A.    If any of the provisions of this Lease, or the
application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. In the event of any conflict between the terms of this rider and the preprinted form of this Lease, the terms of this rider shall prevail.

          B. Notwithstanding anything to the contrary contained in Article 21 or elsewhere in this Lease, any wall-to-wall carpeting installed in the Premises shall upon installation become the property of Landlord and shall remain in and be surrendered with the Premises upon the expiration or earlier termination of this Lease.

          C. In the event that during the Term Landlord shall be required to modify, retrofit, alter or replace any Building system or structural element of the Building in order to comply with any future applicable Legal Requirements or current legal requirement not currently requiring compliance (including, but not limited to, the Americans with Disabilities Act and any law or regulation pertaining to chlorofluorocarbons and hydrochlorofluorocarbons), Tenant shall upon thirty (30) days' notice pay Landlord an amount equal to Tenant's Proportionate Share of the amortized cost of such work falling with each year, or part thereof, of the Term, provided such costs are not otherwise included in Operating Expenses, commencing with the year in which such cost is incurred and amortized on a straight line basis over the useful life of such item (not to exceed fifteen
(15) years) with an interest factor equal to the Interest Rate, provided, however that to the extent it is Tenant's obligation to comply with such legal requirement in accordance with Paragraph 6, such cost shall be solely borne by Tenant.

          D. (a) Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss, cost, liability, claim, damage and expense (including reasonable attorneys' fees and disbursements) resulting from delay by Tenant in surrendering the Premises upon the termination of this Lease as provided in Article 21, including any claims made by any succeeding tenant or prospective tenant founded upon such delay.

               (b) In the event Tenant remains in possession of the Premises after the termination of this Lease without the execution of a new lease, Landlord shall be entitled to immediately reenter the Premises and dispossess Tenant. In the event of any holding over by Tenant, Tenant shall pay as holdover rental for each month of the holdover tenancy an amount equal to two
(2) times the Fixed Rent and Additional Rent payable during the last month of the Term, subject to all of the other terms of this Lease insofar as the same are applicable to such holdover tenancy. The acceptance of any rent paid by Tenant pursuant to this Section shall in no event preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding and the provisions of this Section shall be deemed to be an "agreement expressly xl
providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor or similar law of like import. Nothing contained in this Section shall (i) imply any right of Tenant to remain in the Premises after the termination of this lease without the execution of a new lease, (ii) imply any obligation of Landlord to grant a new lease or (iii) be construed to limit any right or remedy that Landlord has against Tenant as holdover tenant or trespasser.

          E. The submission by Landlord to Tenant of this Lease in draft form shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. The submission by Landlord of this Lease for execution by Tenant and the actual execution and delivery thereof by Tenant to Landlord shall have no binding force and effect unless and until Landlord shall have executed this Lease and a counterpart thereof shall have been delivered to Tenant. Tenant's submission to Landlord of this Lease, duly executed by Tenant, shall constitute Tenant's irrevocable offer for the leasing of the Demised Premises, to continue for fifteen (15) days after receipt by Landlord of this Lease duly executed by Tenant or until Landlord shall deliver to Tenant written notice of rejection of Tenant's offer, whichever shall first occur. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

          F. In the event this Lease is terminated pursuant to the provisions of Article 17 herein, then in addition to the remedies Landlord may have pursuant to Article 18 herein, Landlord may elect, at its option, to recover from Tenant, all damages it may incur by reason of such breach, including the cost of recovering the Premises and reasonable attorneys' fees and expenses and shall be entitled to recover as and for liquidated damages, and not as a penalty, an amount equal to the difference between (l) the Fixed Rent, Additional Rent and charges equivalent to rent payable hereunder for the remainder of the stated term and (2) the reasonable rental value of the Premises for the remainder of the stated term, all of which shall be immediately due and payable by Tenant. In determining the rental value of the Premises for such period, the rental realized by any reletting, if such reletting be accomplished by Landlord within a reasonable period of time after the termination of this Lease, shall be deemed PRIMA FACIE to be the rental value. Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises or any part thereof, or if the Premises are so relet, for its failure to collect the rent under such reletting, and no refusal or failure to relet or failure to collect rent shall affect Tenant's liability for damages or otherwise hereunder. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts referred to herein.

          G. Landlord shall have the right to erect any gate, chain or other obstruction or to close off any portion of the Real Property to the public at any time to the extent reasonably necessary to prevent a dedication thereof for public use.

          H. The persons executing this Lease on behalf of Tenant hereby represent and warrant that they have been duly authorized to execute this Lease for and on behalf of Tenant.

          I. In the event that Landlord or Tenant places the enforcement of this Lease, or any part thereof, or the collection of any Fixed Rent or Additional Rent due, or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, the prevailing party shall recover its attorneys' fees, disbursements and court costs from the other in connection with such matter. The provisions of this paragraph shall survive the termination or expiration of this Lease.

          J. If Tenant is a partnership (or is comprised of two (2) or more persons, individually, or as joint venturers or as copartners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually, or as joint venturers or as copartners of a partnership) (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant:


                                     xli

               (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and

               (b) each of the parties comprising Partnership Tenant hereby consents in advance to and agrees to be bound by, any modifications, termination, discharge or surrender of this Lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to partnership Tenant or to any of the parties comprising Partnership Tenant and shall be binding upon Partnership Tenant and all parties, and (d) if Partnership Tenant shall admit new partners, all such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners.

          K. All exhibits to this Lease and any and all rider provisions attached to this Lease are hereby incorporated into this Lease. If any provision contained in any rider hereto is inconsistent or in conflict with any printed provision of this Lease, the provision contained in such rider shall supersede said printed provision and shall control.

          L. Wherever it is specifically provided in this Lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent, unless it shall be determined that Landlord acted in a malicious manner or in bad faith. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this Section.

          M. (a) Tenant shall have the right, either (i) in lieu of the funds required to be deposited with Landlord pursuant to Article 33 of this Lease or (ii) at any time thereafter in substitution for such funds, to deposit and maintain with Landlord as the security deposit referred to in Article 33 of this Lease, an irrevocable commercial letter of credit in the aggregate amount of $950,000.00 (the "Security Deposit") in form and substance satisfactory to Landlord, and issued by a member bank of the New York Clearing House Association, acceptable to Landlord or Credit Lyonnais, payable upon the presentation by Landlord to such bank in New York City of a sight draft, without presentation of any other documents, statements or authorizations, other than a statement that a default has occurred under this Lease beyond the expiration of any applicable notice and cure periods (a "Letter of Credit"), which Letter of Credit shall provide (a) for the continuance of such credit for the period of at least one (1) year from the date hereof, (b) for the automatic extension of such Letter of Credit for additional periods of one (1) year from the initial and each future expiration date thereof (the last such extension to provide for the continuance of such Letter of Credit for at least three (3) months beyond the Expiration Date) unless such bank gives Landlord notice (x) of its intention not to renew such Letter of Credit or (y) that it intends to close its office in New York City, not less than sixty (60) days prior to the initial or any future expiration date of such Letter of Credit and (c) that in the event such notice is given by such bank and Tenant does not provide Landlord with a replacement Letter of Credit meeting the requirements of this provision on or prior to the date which is twenty (20) days prior to the current expiration date of the Letter of Credit, Landlord shall have the right to draw on such bank at sight for the balance remaining in such Letter of Credit and hold and apply the proceeds thereof in accordance with the provisions of Article 33. Each Letter of Credit to be deposited and maintained with Landlord (or the proceeds thereof) shall be held by Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and xlii
conditions of this Lease, and in the event that (x) any default occurs under this Lease, or (y) Landlord transfers its right, title and interest under this Lease to a third party and the bank issuing such Letter of Credit does not consent to the transfer of such Letter of Credit to such. third party, or
(z) notice is given by the bank issuing such Letter of Credit that it does not intend to renew the same, as above provided, then, in any such event, Landlord may draw on such Letter of Credit, and the proceeds of such Letter of Credit shall then be held and applied as security (and be replenished, if necessary) as provided in Article 33 and herin. In the event Landlord shall use, apply or retain the whole or any part of the security deposited hereunder, Tenant shall immediately deliver to Landlord an amount equal to the sum used, applied or retained by Landlord in accordance therewith so that at all times during the term hereof, Landlord shall have as security hereunder an amount equal to $950,000.00. Tenant shall pay Landlord's reasonable attorneys' fees in connection with the replacement, substitution or amendment of the Letter of Credit described herein.

                     (b) Provided that Tenant shall not be in default beyond any applicable grace period and/or notice period under any of its obligations under this Lease on each Reduction Date (as hereafter defined), then commencing on the twelve month anniversary of the expiration of the Abatement Period (the "Rent Paying Date") and on each subsequent anniversary of the Rent Paying Date (each such date being referred to herein as a "Reduction Date"), Landlord shall return to Tenant the amount of $95,000, constituting a portion of the security deposited with Landlord hereunder, or if Tenant shall have delivered a Letter of Credit to Landlord, then on each such Reduction Date Tenant shall be permitted to deliver a new Letter of Credit to Landlord in lieu of the Letter of Credit then being held by Landlord in an amount equal to (x) the amount of the then current Letter of Credit MINUS (y) $95,000 and Landlord shall simultaneously with such delivery return the prior Letter of Credit to Tenant, or the Letter of Credit may automatically reduce by said amount on each Reduction Date, provided however that in such case, if Landlord shall notify the issuing bank that Tenant is in default hereunder, the Letter of Credit shall not automatically reduce on the Reduction Date until Landlord shall notify said bank that the default is cured (a copy of which notice Landlord shall also send to Tenant), it being agreed that if Landlord shall fail to notify the bank within fifteen (15) days from the date of Landlord's original notice to the bank, such default shall be deemed cured. In no event shall the security deposited with Landlord hereunder be reduced below $95,000. Landlord's and Tenant's rights with respect to the reduced security deposit, each new Letter of Credit to be provided in accordance with this Section (b) or a reduced Letter of Credit, shall be the same as if such reduced security deposit or such Letter of Credit or reduced Letter of Credit had in each instance been provided for as the original security deposit or Letter of Credit hereunder.

          N. Landlord hereby waives any lien rights against Tenant's furniture, fixtures, equipment or personal property that it might otherwise have under applicable law.

          0. Throughout the term of the Lease, Tenant shall have the right, at Tenant's expense, to install and maintain risers and conduits not to exceed 16 square inches in size in the east stairway of the Building. Subject to Landlord's prior consent, such risers and conduits may run between the floors on which the Premises are located and other parts of the Building, including without limitation, the roof and basement and may contain cables, ducts, flues, pipes and other devices which Tenant shall deem necessary for the communications, data processing, supplemented HYAC and other facilities servicing the Premises.

          P. Subject to availability at the time of Tenant's request, Tenant, upon request of Landlord, shall be entitled to lease storage space in the Building or at 115 Fifth Avenue at Landlord's then standard rates therefor.

          Q. Landlord, at its sole cost and expense, shall install and maintain such life safety systems for the Building as shall be required by Legal Requirements. Any spare points and/or excess capacity in the Building's class "E" system shall be provided to Tenant at no additional cost or expense, in connection with Tenant's Work.


                                   xliii

                                      EXHIBIT A










                                  [FLOORPLAN]

                                  [FLOORPLAN]

                                      EXHIBIT B

                                RULES AND REGULATIONS

     1. The sidewalks, driveways, entrances, passages, courts, lobbies, esplanade areas, atrium, plazas, elevators, escalators, stairways, vestibules, corridors, halls and other public portions of the Building ("Public Areas") shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Premises, and no tenant shall permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. No tenant shall invite to, or permit to visit, its premises persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by any tenant, or the employees, agents, licensees or invitees of any tenant. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including the right to allocate certain elevators for delivery service, and the right to designate which Building entrances shall be used by persons making deliveries in the Building. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises.

     2. No awnings or other projections shall be attached to the outside walls of the Building.

     3. No sign, insignia, advertisement, lettering, notice or other object shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of the Premises or the Building or on corridor walls without the prior consent of Landlord. Signs on each entrance door of the Premises shall conform to building standard signs, samples of which are on display in Landlord s rental office. Such signs shall, at the expense of Tenant, be inscribed, painted or affixed by signmakers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant or tenants violating this rule. Interior signs, elevator cab designations, if any, and lettering on doors and the Building directory shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord, at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord. Only Tenant and its permitted assignees and subtenants named in the lease shall be entitled to appear on the directory tablet. Additional names may be added in Landlord s sole discretion under such terms and conditions as the Landlord may reasonably approve.

     4. Neither the sashes, sash doors, skylights or windows that reflect or admit light and air into the halls, passageways or other public places in the Building nor the heating, ventilating and air conditioning vents and doors shall be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral heating enclosures. Tenant shall have no right to remove or change shades, blinds or other window coverings within the Premises without Landlord's consent.

     5. No showcases or other articles shall be put by Tenant in front of or affixed to any part of the exterior of the Building, nor placed in the Public Areas.

     6. No acids, vapors or other harmful materials shall be discharged, or permitted to be discharged, into the waste lines, vents or flues of the Building. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be thrown or deposited therein. Nothing shall be swept or thrown into the Public Areas or other areas of the Building, or into or upon any heating or ventilating vents or registers or plumbing apparatus in the Building, or upon adjoining buildings or land or the street. The cost of repairing any damage resulting from any misuse of such fixtures, vents, registers and apparatus and the cost of repairing any damage to the Building, or to any facilities of the Building, or to any adjoining building or property, caused by any tenant, or the employees, agents, licensees or invitees of such tenant, shall be paid by such tenant. Any cuspidors or similar containers or receptacles shall be emptied, cared for and cleaned by and at the expense of such tenant.

     7. No tenant shall mark, paint, drill into, or in any way deface, any part of the Premises of the Building, except in connection with the performance of permitted Alterations. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of, and as directed by, Landlord. No telephone, telegraph or other wires or instruments shall be introduced into the Building by any tenant except in a manner approved by Landlord. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of its premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited. Notwithstanding the foregoing, Landlord agrees that the "gluedown" carpet proposed to be used by Tenant shall be permitted.

     8. No bicycles, vehicles, animals (except seeing eye dogs), fish or birds of any kind shall be brought into, or kept in or about, the Premises.

     9. No noise, including, but not limited to music, the playing of musical instruments, recordings, radio or television, which, in the reasonable judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted by any tenant which would unreasonably impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

     10. Nothing shall be done or permitted in the Premises, and nothing shall be brought into, or kept in or about the Premises, which would impair or interfere with any of the Building Equipment or the services of the Building or the proper and economic heating, ventilating, air conditioning, cleaning or other services of the Building or the Premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference. No tenant, nor the employees, agents, licensees or invitees of any tenant, shall at any time bring or keep upon its premises any inflammable, combustible or explosive fluid, chemical or substance, other than ordinary cleaning supplies.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof. Duplicate keys for the Premises and toilet rooms shall be procured only from Landlord, and Landlord may make a reasonable charge therefor. Each tenant shall, upon the expiration or sooner termination of the lease of which these Rules and Regulations are a part, turn over to Landlord all keys to stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost of replacement locks. Notwithstanding the foregoing, Tenant may, with Landlord's prior consent, install a security system in the Premises which uses master codes or cards instead of keys provided that Tenant shall provide Landlord with the master code or card for such system.

     12. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description shall take place only during such hours and in such elevators as Landlord may from time to time reasonably determine, which may involve overtime work for Landlord's employees. Tenant shall reimburse Landlord for extra costs incurred by Landlord including but not limited to the cost of such overtime work. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or rejection of any person to or from the Premises or the Building under the provisions of Rule 12 or of Rule 15 hereof.

     13. No tenant shall use or occupy, or permit any portion of its premises to be used or occupied, as an office for a public stenographer or public typist, or for the possession, storage, manufacture or sale of narcotics or dope or as a barber, beauty or manicure shop, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, classroom, company engaged in the business of renting office or desk space, or for a public finance (personal loan) business, or has a hiring employment agency, or as a stock brokerage board room. No tenant shall engage or pay any employee in its premises, except those actually working for such tenant on its premises, nor advertise for laborers giving an address at the Building. No tenant shall use its premises or any part thereof, or permit the Premises or any part thereof to be used, as a restaurant, shop, booth or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public, or for manufacturing, or for the sale at retail or auction of merchandise, goods or property of any kind.

     14. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in the reasonable judgment of Landlord, tends to impair the appearance or reputation of the Building or the desirability of the Building as a building for offices, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

     15. Landlord reserves the right to exclude from the Building all employees of any tenant who do not present a pass to the Building signed by such tenant. Landlord or its' agent will furnish passes to persons for whom any tenant requests same in writing. Landlord reserves the right to require all other persons entering the Building to sign a register, to be announced to the tenant such person is visiting, and to be accepted as a visitor by such tenant or to be otherwise properly identified (and, if not so accepted or identified, reserves the right to exclude such persons from the Building) and to require persons leaving the Building to sign a register or to surrender a pass given to such person by the tenant visited. Each tenant shall be responsible for all persons for whom it requests any such pass or any person whom such tenant so accepts, and such tenant shall be liable to Landlord for all acts or omissions of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, security, reputation or interests of the Building or the tenants of the Building may be denied access to the Building or may be ejected from the Building. In the event of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of tenants and the protection of property in the Building.

     16. All entrance doors in the Premises shall be kept locked by each tenant when its premises are not in use. Entrance doors shall not be left open at any time.

     17. Each tenant shall, at the expense of such tenant, provide light, power and water for the employees of Landlord, and the agents, contractors and employees of Landlord, while doing janitor service or other cleaning in the premises demised to such tenant and while making repairs or alterations in its premises.

     18. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

     19. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

     20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     21. The employees, agents, licensees and invitees of any tenant shall not loiter around the Public Areas or the front, roof or any part of the Building used in common by other occupants of the Building.

     22. There shall not be used in any space, or in the Public Areas, either by any tenant or by others, in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord shall require. No hand trucks shall be used in passenger elevators.

     23. No tenant shall cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its premises which would unreasonably annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises except as is expressly permitted in the lease of which these Rules and Regulations are a part.

     24. All paneling, doors, trim or other wood products not considered furniture shall be of fire-retardant materials. Before installation of any such materials, certification of the materials' fire-retardant characteristics shall be submitted to and approved by Landlord, and installed in a manner approved by Landlord.

     25. Whenever any tenant shall submit to Landlord any plan, agreement or other document for the consent or approval of Landlord, such tenant shall pay to Landlord, on demand, a processing fee in the amount of the reasonable out-of-pocket fees for the review thereof, including the services of any architect, engineer or attorney employed by Landlord to review such plan, agreement or document.

     26. Landlord reserves the right to rescind, alter, waive or add, as to one or more or all tenants, any rule or regulation at any time prescribed for the Building when, in the judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

     27. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the heating, air conditioning and ventilation system.

     28. Tenant, as an inducement to Landlord to enter into this Lease, has and does represent, covenant and agree that Tenant will take all necessary measures and institute all procedures as may be necessary to insure that Tenant's clients, invitees, and personnel do not loiter or congregate in the public areas of the Building (including but not limited to the corridors, elevators, lobbies, lavatories, etc.) and that such clients, invitees and personnel will at all times conduct themselves in a proper businesslike manner when passing through such public areas of the Building for purposes of access and egress to and from the demised premises. Tenant further acknowledges and agrees that any breach by Tenant of its foregoing agreements and representations will materially injure Landlord who has intentions to rent space in the Building to major tenants and who does not wish to have other tenants of the Building disturbed, annoyed or inconvenienced. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this paragraph shall constitute a material default by Tenant under the terms of this Lease entitling Landlord to exercise any and all rights granted Landlord pursuant to Articles 17 and 18 of this Lease including, without limitation, the right to terminate this Lease and recover possession of the demised premises by reason of Tenant's default.

     29. Tenant shall at no time leave any merchandise, supplies, materials or refuse in the hallways or other common portions of the Building or in any other area of the Building other than the demised premises. Tenant covenants that all garbage and refuse shall be kept in proper containers, securely covered, until removed from the Building so as to prevent the escape of objectionable fumes and odors and the spread of vermin, and Tenant further covenants that no refuse and/or garbage shall be permitted to remain on the sidewalks adjacent to the Building.

     30. Tenant shall not store or keep any equipment, furniture, supplies, materials, refuse, or merchandise on any terrace which forms a part of the Premises. Tenant covenants that any such terrace shall be used by Tenant only in a safe and sanitary manner and in a manner which does not disturb the quiet enjoyment of the other tenants in the Building. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, actions, damages, liability, cost and expenses (including attorneys' fees and disbursements) which arise in connection with Tenant's use of the terrace. This Paragraph 30 may from time to time be supplemented by such additional rules and regulations as may be promulgated by Landlord.

     31. Landlord agrees that the Rules and Regulations will be enforced against Tenant in a nondiscriminatory manner.

                                   EXHIBIT C

                                LANDLORD'S WORK


     1. Cause the Premises to be delivered with electrical capacity of 6 watts per rentable square foot demand load, exclusive of that necessary for ventilating and air conditioning systems.

     2. Furnish and install three new 15 ton Building standard air-cooled air conditioning units, including all necessary compressor fans (the "Air-cooled A/C Units") on the eighth floor of the Premises, to be located in the mechanical room shown on Tenant's Plans, on vibration isolation pads, fixed in place, for a first class installation. The Air-cooled A/C Units shall be vented from windows on the north side of the Building facing the courtyard. Landlord shall furnish and install louvers on the exterior of such windows as required for intake and exhaust, shall furnish and install air intake ductwork connections between the louvers and the Air-cooled A/C Units, and air discharge ductwork connections between the mechanical room and louvers, all in a first class manner. Landlord shall also furnish and install the electrical power to the Air-cooled A/C Units including all necessary electrical wiring, transformers, shut-off switches and subpanels for the operation of the equipment to be installed by Landlord, but such obligations shall not include the control wiring. In connection with such installation, Landlord shall have no obligation to provide an air economizer cycle. The make and model of the Air-cooled A/C Units shall be selected by Landlord from the list attached hereto as Exhibit C-1. It shall be the responsibility of the Tenant to perform all engineering and design work in connection with the installation of the ductwork, to provide and install all ductwork (and insulation as necessary) and to procure all Building Department approvals, including inspections and Equipment Use permits. Landlord agrees to assign to Tenant all assignable warranties obtained by Landlord relating to the Air-cooled A/C Unit.

     3. Make available to Tenant input points at the Building command station located in the lobby in order for Tenant to hook-up its Class E life safety system to the Building system, which hook-up shall be performed by Tenant at Tenant's sole cost and expense.

     4. Demolish all existing installations, including, but not limited to, all existing carpeting, all partitions, suspended ceilings, wiring, column enclosures (down to original plaster), light fixtures, all duct work in the Premises (excluding the two main air ducts passing through the 9th floor portion of the Premises and serving the balance of the 9th floor), supplemental units, and electrical and communication receptacles on both floors comprising the Premises, and remove all debris and stored materials thereon.

     5. Deliver the Premises broom-clean and vacant, together with an ACP-5 Certificate.

     6. Furnish and install a cast iron radiator at each perimeter window, unless same presently exists.

     7. Demise the ninth floor of the Premises substantially as shown on Exhibit A-1 hereto.

                                   EXHIBIT C-I


                         AIR-COOLED A/C UNITS TYPE AND MODEL



1.   Cold Wave           AVT-180-532
2.   York                #DISK 18025A
3.   Skymark             BAC180D32A-A
4.   Carrier             #50 BD-018

                                      EXHIBIT D


                               CLEANING SPECIFICATIONS


TENANT OFFICE AREAS

NIGHTLY:

          1. Sweep all uncarpeted flooring using chemically treated dust mop to prevent dust dispersion.

          2.   Sweep all private stairway structures.

          3. All carpeting and rugs to be carpet swept four (4) nights per week and vacuum cleaned once each week.

          4.   Empty and clean all ashtrays and screen all sand urns.

          5. Empty wastebaskets and other trash receptacles; remove rubbish to designated areas within the building. Plastic and/or burlap bags used for the removal of rubbish to be furnished by Landlord and shall be adequate to hold contents without breaking.

          6. Hand dust and wipe clean with chemically treated cloth all furniture, file cabinets, fixtures, window sills and convector enclosed tops within arm's reach.

          7. Move and dust under all desk equipment and phones, replacing and dusting said equipment.

          8.   Dust metal doors of all elevator cabs.

          9.   Remove all gum and foreign matter on sight.

          10.  Wash clean all water coolers and fountains.

          11.  All slop sink and storage areas to be kept neat and clean.

          12. During cleaning operation, a minimum number of lights are to be left on. Upon completion of said operation, all lights must be turned off.


LAVATORIES (CORE LAVATORIES ONLY)

NIGHTLY:

          1. Scour, wash and disinfect all basins, bowls and urinals with approved germicidal detergent solution.

          2. Wash and disinfect both sides of all toilet seats with approved germicidal detergent solution.

          3. Wash and polish with a non-acid polish all mirrors, powder shelves, bright work and enamel surfaces in all lavatories.

          4.   Hand dust and clean, washing where necessary.

          5. Sweep and wash all lavatory flooring with an approved disinfectant.

          6. Empty and clean all paper towel and sanitary disposal receptacles, transporting waste to the designed location.

          7. Fill toilet tissue holders, soap dispensers and paper towel dispensers. Supplies to be furnished by Tenant.

          8. Report all mechanical deficiencies, dripping faucets, etc., to the Building Manager.

                                                                   Exhibit 10.7



                                                             EXECUTION DOCUMENT


















                                        LEASE


                                  B.J.W. ASSOCIATES


                                          TO


                          LOUIS HARRIS AND ASSOCIATES, INC.


                                   111 FIFTH AVENUE
                                  NEW YORK, NEW YORK

                                  TABLE OF CONTENTS


LEASE

Article                                                                  Page
1.   Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
2.   Occupancy . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
3.   Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
4.   Repairs . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
5.   Window Cleaning . . . . . . . . . . . . . . . . . . . . . . . . .    i
6.   Requirements of Law, Fire Insurance, Floor Loads. . . . . . . . .    i
7.   Subordination . . . . . . . . . . . . . . . . . . . . . . . . . .   ii
8.   Property-Loss, Damage, Reimbursement, Indemnity . . . . . . . . .   ii
9.   Destruction, Fire and Other Casualty. . . . . . . . . . . . . . .   ii
10.  Eminent Domain. . . . . . . . . . . . . . . . . . . . . . . . . .   ii
11.  Assignment, Mortgage, Etc.. . . . . . . . . . . . . . . . . . . .   ii
12.  Electric Current. . . . . . . . . . . . . . . . . . . . . . . . .   ii
13.  Access to Premises. . . . . . . . . . . . . . . . . . . . . . . .   ii
14.  Vault, Vault Space, Area. . . . . . . . . . . . . . . . . . . . .  iii
15.  Occupancy . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
16.  Bankruptcy. . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
17.  Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
18.  Remedies of Landlord and Waiver of Redemption . . . . . . . . . .  iii
19.  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . .  iii
20.  No Representations by Landlord. . . . . . . . . . . . . . . . . .   iv
21.  End of Term . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
22.  Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . . .   iv
23.  Failure to Give Possession. . . . . . . . . . . . . . . . . . . .   iv
24.  No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
25.  Waiver of Trial by Jury . . . . . . . . . . . . . . . . . . . . .   iv
26.  Inability to Perform. . . . . . . . . . . . . . . . . . . . . . .   iv
27.  Bills and Notices . . . . . . . . . . . . . . . . . . . . . . . .   iv
28.  Services Provided by Landlord--Water, Elevators, Heat, Cleaning,
          Air Conditioning . . . . . . . . . . . . . . . . . . . . . .   iv
29.  Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
30.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv
31.  Adjacent Excavation-Shoring . . . . . . . . . . . . . . . . . . .    v
32.  Rules and Regulations . . . . . . . . . . . . . . . . . . . . . .    v
33.  Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    v
34.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . .    v

RIDER

Article                                                                  Page

35.  Fixed Rent and Proration of Fixed Rent. . . . . . . . . . . . . .    1
36.  Late Payment Charge . . . . . . . . . . . . . . . . . . . . . . .    2
37.  Rent Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    2
38.  Escalation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
39.  HVAC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
40.  Cleaning/Miscellaneous Services . . . . . . . . . . . . . . . . .   11
41.  Electricity . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
42.  Designated Suppliers. . . . . . . . . . . . . . . . . . . . . . .   13
43.  Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
44.  Subletting and Assignment . . . . . . . . . . . . . . . . . . . .   14
45.  Estoppel Certificate. . . . . . . . . . . . . . . . . . . . . . .   20
46.  Subordination and Attornment. . . . . . . . . . . . . . . . . . .   21
47.  Non-liability and Indemnification . . . . . . . . . . . . . . . .   22
48.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
49.  Repeated Defaults . . . . . . . . . . . . . . . . . . . . . . . .   25
50.  Transfer After Bankruptcy . . . . . . . . . . . . . . . . . . . .   25
51.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
52.  Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
53.  Landlord's Work . . . . . . . . . . . . . . . . . . . . . . . . .   28
54.  Landlord's Contribution . . . . . . . . . . . . . . . . . . . . .   28
55.  Renewal Options . . . . . . . . . . . . . . . . . . . . . . . . .   29

     AGREEMENT OF LEASE, made as of this 9th day of June, 1994, between B.J.W. ASSOCIATES, having an address c/o Winter Management Corp., 641 Lexington Avenue, New York, New York 10022

party of the first part, hereinafter referred to as LANDLORD, and LOUIS HARRIS AND ASSOCIATES, INC., a Delaware corporation, having an address at 630 Fifth Avenue, New York, New York party of the second part, hereinafter referred to as TENANT.


WITNESSETH:    Landlord hereby leases to Tenant and Tenant hereby hires from
Landlord the premises (hereinafter hereby called "premises," "demised premises" or "Premises") consisting of the entire eighth (8th) floor and a portion of the ninth (9th) floor, substantially as cross hatched on the floor plan annexed hereto as Exhibit A and made a part hereof in the Building known as 111 Fifth Avenue, New York, New York (hereinafter called "building," or "Building"), for the term (hereinafter called "term" or "Term") to commence on the Commencement Date (as hereinafter defined), and to end on December 31, 2004 (hereinafter called "Expiration Date") or until such term shall sooner cease and expire as hereinafter provided, both dates inclusive at an annual rental rate as set forth in Article 35 hereof (hereinafter called "Rent" or "Fixed Rent"), together with all other sums of money as shall become due and payable by Tenant under this Lease (hereinafter called "additional rent" or "Additional Rent").

which Tenant agrees to pay in lawful money of the United States(1), in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever(2), except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
     In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with the Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT           1.  Tenant shall pay the rent as above and as hereinafter
provided.

OCCUPANCY      2.  Tenant shall use and occupy demised premises for the
general and executive offices of Tenant commensurate with the character and dignity of the Building and for no other purpose.

ALTERATIONS    3.  Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article.(3) Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premised by using contractors or mechanics first approved by Landlord.(4) All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense.(5) Nothing in this article shall be construed to give Landlord title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expenses, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may(6) require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ____(7) days thereafter, at Tenant's expense, by filing the bond required by law.(8)

REPAIRS        4.  Landlord shall maintain and repair the public portions of the building, both exterior and interior.(9) Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to thedemised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omissions, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees(10) shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor.(11) Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof.(12) The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

INSURANCE FLOOR LOADS
     Tenant's sole, cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body(13) which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises arising out of Tenant's(14) use or manner of use thereof(15) or with respect to the building if arising out of Tenant's use or manner of

WINDOW
CLEANING       5.  Tenant will not clean, nor require, permit, suffer
or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

REQUIREMENTS   6.  Prior to the commencement of the lease term, if Tenant is
OF LAW, FIRE   then in possession, and at all times thereafter, Tenant, at use of the premises or the building (including the use permitted under the lease).(1) Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's(2) satisfaction against all damages, interest, penalties and expenses including, but not limited to reasonable attorney's fees, by cash deposit(3) or by surety bond in an amount and in a company(4) satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other polices of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which he demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy.(5) Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to(6) prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's(7) judgment, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION
      7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

SEE ARTICLE 47 PROPERTY - LOSS,
DAMAGE, REIMBURSEMENT, INDEMNITY
      8. Landlord(8) shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence(9) of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law).(10) Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from it obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may(11) designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance,(12) including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel.(13)

DESTRUCTION, FIRE AND OTHER CASUALTY
      9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premise are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed,(14) shall be apportioned from the day following the casualty according to the part of the premises which is usuable(15), (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided.(16) (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any such events, Landlord may elect to terminate this lease by written notice to Tenant given with 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after giving such notice, and upon the date specified in such notice the term of the lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be(17) returned to Tenant. Unless(18) shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenants occupancy(19), (20)(e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise.
The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such a policy can be obtained without additional premiums Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN
       10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.(21)

ASSIGNMENT, MORTGAGE, ETC.

      11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. SEE ARTICLE 44

ELECTRIC CURRENT

      12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto.

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

ACCESS TO PREMISES
      13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times,(1) to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directors of governmental authorities.(1) Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Landlord shall have the right to enter the demised premises at reasonable hours(3) for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last(4) ____ of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly(5) and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.(6)

VAULT, VAULT SPACE AREA
      14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding.(7) Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax fee or charge of municipal authorities for such vault or area shall be paid by Tenant.(8)

OCCUPANCY
      15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy(9) issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.(10)

BANKRUPTCY
      16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor(11), or
(2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statue. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be relet by the owner for unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and unreasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT
      17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant or if Tenant shall make default with respect to any other lease between Landlord and Tenant; then, any one or more of such events, upon Landlord serving a written said ____ (12) days notice upon Tenant specifying the nature of said default and upon the expiration of said ____ (12) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ____ (12) day period, and if Tenant shall not have diligently commenced curing such default within such
(10) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required(13), then and in any of such events Landlord may without notice(14), re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF LANDLORD AND WAIVE OF REDEMPTION

      18. In case of any such default(15) re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such(16) expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or

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

threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND EXPENSES:
      19. If Tenant shall default(1) in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ____ (2) days of rendition of any bill or statement to tenant therefore, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

NO REPRESENTATIONS BY LANDLORD
     20. (3) Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premisses and is thoroughly acquainted with their condition, and (4) agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM
     21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property.(5) Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT
     22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION
     23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Property Law.

NO WAIVER
     24. The failure of Landlord(6) to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord(7) of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord(8) unless such waiver be in writing signed by Landlord.(9) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY
     25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.(10)

INABILITY TO PERFORM
     26.  ___ (11) lease and the obligation of Tenant to pay rent hereunder and
(12)perform all of the other covenants and agreements hereunder on part of(13) to be performed shall in no wise be affected, impaired or excused because(14) is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if(15) is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of a department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.(16)

27.  DELETED
SERVICES PROVIDED BY LANDLORD - WATER, ELEVATORS, HEAT, CLEANING, AIR
CONDITIONING

     28. Landlord shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times(17) (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c)(18)water for ordinary lavatory(19) purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the realty of which they are a part. If applicable, air conditioning/cooling will be furnished from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A, Landlord will furnish the same at Tenant's expense. (f) (20)Landlord shall have no responsibility or liability for failure to supply the services agreed to herein. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord.(1) If the building of which the demised premises are a part supplies manually-operated elevator service, Landlord at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.(2)

SEE ARTICLE 40

CAPTIONS
     29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS
     30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or, of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder(3) and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 28 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATION - SHORINGS
     31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made(4) Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

RULES AND REGULATIONS
     32. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten
(10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.(5)

SECURITY
     33. Tenant has deposited with Landlord the sum of $950,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.(6) In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
SEE SECTION 58M

SUCCESSORS AND ASSIGNS
     34. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

See Rider attached hereto and made part hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                   B.J.W. ASSOCIATES

Witness for Landlord:              By:
                                      ----------------------------------------
---------------------------------



                                   LOUIS HARRIS AND ASSOCIATES, INC.

Witness for Tenant:                By:
                                      ----------------------------------------
---------------------------------  Title:

                                   ACKNOWLEDGMENTS

CORPORATE LANDLORD

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this______ day of ___________________, 19____, before me personally came __________________________, to me known, who being by me duly sworn, did
depose and say that he resides in_________________________    ______________,
that he is the_______________ of_________________, the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                      --------------------------------------


CORPORATE TENANT

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this______ day of ____________________, 19____, before me personally came _______________________, to me known, who being by me duly sworn, did depose and say that he resides in__________________________________________, that he is the_______________________ of _____________________, the
corporation described in and which executed the foregoing instrument, as TENANT, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                      --------------------------------------


INDIVIDUAL LANDLORD

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this ______ day of _________________, 19____, before me personally came ___________________________, to me known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.


                                      --------------------------------------


INDIVIDUAL TENANT

STATE OF NEW YORK    )
COUNTY OF            )  ss:
         -----------

     On this _______ day of __________________, 19____, before me personally came ____________________________, to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                                      --------------------------------------